UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-4054

Oppenheimer Rochester AMT - Free New York Municipal Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices)  (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end:  September 30

Date of reporting period:  3/31/2017

Item 1.  Reports to Stockholders.

Semiannual Report 3/31/2017

OppenheimerFunds®
The Right Way
to Invest

Oppenheimer Rochester® AMT-Free New York Municipal Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 3/31/17

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Bloomberg Barclays Municipal Bond Index
6-Month	-0.78%	-5.49%	-2.10%
1-Year	5.30	0.30	0.15
5-Year	4.30	3.29	3.24
10-Year	3.86	3.36	4.33

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns for periods of less than one year are not annualized. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

Our Twitter handle is @RochesterFunds.

2       OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Fund Performance Discussion

Oppenheimer Rochester AMT-Free New York Municipal Fund continued to generate attractive levels of tax-free income during the most recent 6-month reporting period, despite post-Election Day volatility in the municipal bond market. As of March 31, 2017, the Class A shares provided a distribution yield of 3.78% at net asset value (NAV). Falling bond prices in the last 2 months of the reporting period, however, caused the Fund’s NAV to decline, and its total return for the reporting period was negative. The Fund’s Class A shares nonetheless outperformed the Bloomberg Barclays Municipal Bond Index, its benchmark, by 132 basis points.

MARKET OVERVIEW

U.S. equities rallied and the yields of Treasury and municipal bonds improved after Election Day as investors considered the potential implications of the election results and adjusted their portfolios. As a result, the Fund’s benchmark – which is a widely used index of the performance of the general municipal bond market – had a negative total return for the 6-month period ended March 31, 2017.

In the last month of this reporting period, the Federal Reserve Open Market Committee (FOMC) raised its benchmark interest rate by one-quarter of 1 percentage point to a range

The average distribution yield in Lipper’s New York Municipal Debt Funds category was 3.09% at the end of this reporting period. At 3.78%, the distribution yield at NAV for this Fund’s Class A shares was 69 basis points higher than the category average.

of 0.75% to 1.0%. At a press conference after the March 2017 meeting, Chairman Janet Yellen said “The simple message is—the economy is doing well. The unemployment rate has moved way down, and many more people are feeling optimistic about their labor

YIELDS & DISTRIBUTIONS FOR CLASS A SHARES
Dividend Yield w/o sales charge	3.78%
Dividend Yield with sales charge	3.60
Standardized Yield	3.45
Taxable Equivalent Yield	6.73
Last distribution (3/28/17)	$0.035
Total distributions (10/1/16 to 3/31/17)	$0.227

Endnotes for this discussion begin on page 13 of this report.

3 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

prospects.” The FOMC made no changes in March to its earlier forecast regarding future changes to the Fed Funds rate: It still expects two more quarter-point increases in 2017 and three increases in 2018.

The FOMC last increased the Fed Funds target rate at its December 2016 meeting, when it raised the rate to a range of 0.50% to 0.75%. It then left the range unchanged at its January 2017 meeting, citing “realized and expected labor market conditions and inflation” as factors in its decision. From December 2008 until December 2015, the key rate was held to a range of zero to 0.25%.

We remind investors that a change in the Fed Funds rate does not automatically translate into a change in longer-term interest rates, which are determined by the marketplace. During this reporting period, the muni market’s reactions to the Fed’s moves did not appear to be especially significant or lasting. This Fund’s portfolio managers do not adjust their investment style in response to Fed actions.

High-grade municipal bonds came under pricing pressure, notably after Election Day, and the yield curve for these securities was higher on March 31, 2017 than it had been on September 30, 2016. The median yield on 30-year, AAA-rated muni bonds stood at 3.20% on March 31, 2017, up 83 basis points from September 30, 2016. The median yield on 10-year, AAA-rated muni bonds was 2.37% on March 31, 2017, up 84 basis points from the September 2016 date, and the median yield on 1-year, AAA-rated muni bonds was 0.90%, up 11 basis points from the September 2016 date. Treasury yields also rose during the reporting period. Nonetheless, at maturities of 15 years and longer, the pretax yields of high-grade munis continued to exceed Treasury yields, to the benefit of yield-seeking investors.

After six years of on-time budgets, a $153 billion spending plan for New York State’s fiscal year 2018 was approved on April 9, 2017, nine days late. It includes free State University of New York (SUNY) tuition for income eligible students, ride-hailing services for upstate, a 4.4% increase in aid to schools, $200 million to fight heroin addiction and $200 million for a statewide recreational trail. Other investments include a five-year, $2.5 billion fund to improve the state’s drinking water infrastructure, and $207 million for the Rochester photonics institute and other SUNY Polytechnic Institute projects.

The Port Authority of New York and New Jersey pledged $35 million for preliminary engineering work for the Gateway project to add a second rail tunnel linking New Jersey with Manhattan. However proposed federal cutbacks would end a $2.3 billion per year New Starts program that was slated to finance half of the estimated $24 billion initiative under the Hudson River. New York and New Jersey were to split the remaining costs.

Other significant infrastructure projects include: the redevelopment of Delta Air Lines’

4 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

terminal at LaGuardia airport, financed by $600 million from the Port Authority of New York and New Jersey and by $3.6 billion of bond sales by Delta; the redevelopment of John F. Kennedy International Airport, a project that is expected to cost as much as $10 billion; and the first phase of an expansion of the Jacob K. Javits Convention Center in Manhattan, a $1.5 billion project that is expected to generate $393 million in new economic activity annually and to create more than 3,000 construction jobs as well as an additional 6,000 permanent jobs once it is completed.

In other infrastructure news, the $4.5 billion Second Avenue subway began service at 10:30pm on New Year’s Eve, December 31, 2016, with the governor and Metropolitan Transportation Authority (MTA) officials aboard. The MTA, which is the largest certified climate bond issuer of 2016, issued a $313 million green bond in March 2017.

5 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

6 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

This bond will refinance existing low carbon transportion projects including stations and subway cars on the subway system in New York.

New York will receive $32.5 million as part of a 10-state $157 million settlement with Volkswagen AG and others over use of “defeat device” software that helped vehicles pass emissions tests when they actually were spewing out more emissions than the tests showed. The settlement will be used to pay for environmental and other government programs statewide.

As of March 31, 2017, New York State’s general obligation (G.O.) bonds were rated Aa1 by Moody’s Investors Service and AA-plus by S&P and Fitch Ratings. G.O.s are backed by the full faith and taxing authority of the state or local government that issues them.

In January 2017 Mayor Bill de Blasio presented a $84.7 billion budget for fiscal year 2018 and an $89.6 billion 10-year plan for capital infrastructure upkeep. The spending plan includes a $459 million to fully fund new school capacity needs; $1 billion for wastewater treatments plant improvements; an additional $1.8 billion primarily to pave 1,300 lane miles of highways per year through fiscal 2019; and $1 billion worth of roof repairs to the New York City Housing Authority. City officials project a budget surplus of nearly $3.1 billion in the current fiscal year that they will use to balance the fiscal 2018 budget.

At the beginning of December 2016, New York City came to market with more than $1 billion of G.O. bonds. As of March 31, 2017, Fitch and S&P affirmed their AA ratings for New York City’s G.O. bonds and Moody’s assigned an Aa2 rating.

The Commonwealth of Puerto Rico remained in the headlines throughout this reporting period, and more detailed information about the developments discussed below can be found on our online PR Roundup (oppenheimerfunds.com/puerto-rico).

In late October 2016, then Gov. Alejandro García Padilla nominated five people to the board of directors of the Puerto Rico Electric Power Authority (PREPA), as called for in the PREPA Revitalization Act. He also nominated three people to the Corporation for the Revitalization of Electrical Energy Authority, which is the entity that is expected to issue new bonds in accordance with the restructuring agreement between PREPA and its forbearing bondholders. PREPA and its forbearing bondholders, including Oppenheimer Rochester, worked throughout this reporting period to finalize a restructuring agreement whose terms were agreed on in September 2015. In December 2016, PREPA and its forbearing bondholders agreed to extend the restructuring agreement until March 31, 2017. PREPA made its $192.5 million interest payment in full on January 3, 2017. Also in early January, subsidiaries of the insurer Assured Guaranty made payments of $39 million and $5 million on G.O. debt and Public Building Authority debt, respectively.

7 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

On November 8, Ricardo Rosselló Nevares was elected governor of the Commonwealth. He immediately signed several executive orders related to fiscal and economic conditions in the Commonwealth, including a measure that requires reductions in the operating expenses of all government agencies and a measure that establishes an agency to help public agencies and non-profit community organizations obtain federal funds. Gov. Rosselló also ordered the use of zero-base budgets beginning with fiscal 2018 (which begins July 1, 2017) and the creation of an entity to expedite the approvals of permits and certifications for infrastructure projects. In the first month of his administration, Gov. Rosselló tried to secure some changes to deadlines established in the Puerto Rico Oversight, Management and Economic Stability Act aka PROMESA, which was enacted in June 2016. Ultimately, the federal oversight board was amenable but imposed certain conditions, including a commitment not to take more loans to provide short-term liquidity. Simultaneously, the federal oversight board told Gov. Rosselló that his plan had to make spending cuts and certain revenue increases.

In January 2017, the governor signed an extension through December 2021 to a tax on foreign corporations. The Act 154 tax, originally slated to expire at the end of 2017, was the government’s biggest source of revenue in the five months ended November 30, 2016. The governor also signed a new measure, the Puerto Rico Financial Emergency and Fiscal Responsibility Act, to replace the

Debt Moratorium Act, which gave former Gov. Padilla the power to suspend debt payments. Puerto Rico continued to have a mixed record regarding debt payments. As expected, Puerto Rico failed to pay $358 million of interest on its G.O. bonds on January 3, but insurers paid nearly $54 million of this amount, according to The Bond Buyer.

In February 2017, Gov. Rosselló discussed his 10-year fiscal plan. The plan called for cuts in government spending and for funds to be set aside for future debt service obligations, but it did not meet the federal oversight board’s requirement that certain fiscal adjustments be made to close the fiscal 2019 budget gap. The federal oversight board called for emergency spending cuts on March 8 based on concerns about the Commonwealth’s liquidity and the need to reduce spending immediately, and shortly thereafter approved an amended plan and established a number of milestones for the Rosselló administration. Approval of the plan means that the Commonwealth could soon be approaching bondholders to engage in negotiations.

Securities backed by Puerto Rico’s sales and use tax (COFINAs) as well as bonds issued by the Puerto Rico Industrial Development Company, PRASA (the Commonwealth’s aqueduct and sewer authority), and PRHTA (its highways and transportation authority) made their full coupon payments on February 1, 2017. However, the Government Development Bank, Public Finance Corporation, and the Commonwealth’s infrastructure finance authority failed to make

8 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

certain payments on February 1.

In other news, Puerto Ricans are soon to vote for either statehood or independence/ free association. The outcome could set the stage for an additional referendum in October 2017 should the option of independence/free association prevail on June 11.

Important update: On May 3, after the end of this reporting period, the federal oversight board established under PROMESA announced a restructuring of Puerto Rico’s public debt. This restructuring was undertaken through a court filing similar to a bankruptcy filing, under Title III of PROMESA.

FUND PERFORMANCE

Oppenheimer Rochester AMT-Free New York Municipal Fund held more than 490 securities as of March 31, 2017. The Fund was invested in a broad range of sectors, providing shareholders with a diversity of holdings that we believe would be difficult and costly to replicate in an individual portfolio.

At 3.78% on March 31, 2017, the Fund’s distribution yield at NAV of this Fund’s Class A shares was in the top 14% in Lipper’s New York Municipal Debt Funds category.

During this reporting period, a rally in U.S. equities and persistent low interest rates created pressure on the dividends of many fixed income funds. This Fund’s Class A dividend, which was 4.3 cents per share at the outset of this reporting period, was lowered to 3.8 cents per share beginning with the November 2016 payout and reduced to 3.5 cents per share with the February 2017 payout. In all, the Fund distributed 22.7 cents per Class A share this reporting period. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment goals or cause it to pay any capital gain distributions.

For a taxable investment to have provided a greater benefit than an investment in this Fund, it would have had to yield more than 6.73%, based on the Fund’s standardized yield as of March 31, 2017 and the top federal and New York income tax rates for 2017. For high-income taxpayers in New York City, the amount was comparable to a taxable investment with a yield of 7.06%.

The Fund’s outperformance versus its benchmark this reporting period was primarily driven by its holdings of tobacco bonds, which are high-yielding securities that are backed by proceeds from the 1998 Master Settlement Agreement (MSA). Other leading contributors to the performance this reporting period were the Fund’s investments in the sewer utilities sector (including bonds issued by PRASA, Puerto Rico’s sewer and aqueduct authority) and the marine/aviation facilities sector. Research-based security selection continued to be a factor in the strong performance of these sectors. However, broad pricing pressure in the municipal bond market caused the higher education, highways/commuter facilities, hospital/healthcare and real estate sectors to detract from performance. Also

9 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

detracting from the Fund’s total return this reporting period were some sectors that were adversely affected by developments in Puerto Rico. In the Fund’s sales tax revenue and electric utilities sectors, more than half of the assets were issued by the Commonwealth of Puerto Rico. Additionally, nearly 30% of the Fund’s G.O. debt was issued in Puerto Rico.

In aggregate, the Fund’s substantial investments in securities issued in the Commonwealth of Puerto Rico detracted from performance this reporting period. (As discussed above, the Commonwealth continued to experience significant financial difficulties this reporting period.) The securities are exempt from federal, state and local income taxes, and the Fund’s holdings include the aforementioned G.O.s and securities from many different sectors. The net assets of the Fund’s holdings of bonds issued in Puerto Rico (less the Commonwealth’s tobacco bonds, which are excluded because they are backed by MSA proceeds) exceeded the net assets of any of the Fund’s individual sectors as of March 31, 2017. Most of the Fund’s investments in securities issued in Puerto Rico are supported by taxes and other revenues and are designed to help finance electric utilities, highways and education, among other things.

Investors should note that some of this Fund’s investments in securities issued in Puerto Rico, including one of its G.O. holdings, are insured. In some cases, the debt-service obligations on insured securities were paid in full or in part by the insurer. A complete listing of securities held by this Fund can be found in this report’s Statement of Investments.

INVESTMENT STRATEGY

The Rochester investment team focuses exclusively on municipal bonds, and this Fund invests primarily in investment-grade municipal securities. It may invest up to 25% of its total assets in below-investment grade securities, or “junk” bonds; the percentage of assets is measured at the time of purchase as is the credit quality of the securities. Additionally, the credit quality is based on Nationally Recognized Statistical Rating Organization (“NRSRO”) ratings or, if no NRSRO rating, on internal ratings. As of March 31, 2017, market movements or rating changes of municipal bonds, notably the Fund’s investments in Puerto Rico paper, caused the Fund’s below-investment-grade holdings to exceed this threshold. As a result, no further purchases of below-investment-grade bonds will be made until the Fund’s holdings of these types of bonds is once again below 25% of total assets.

While market conditions can and do fluctuate, the Fund’s portfolio management team adheres to a consistent investment approach based on its belief that tax-free yield can help investors achieve their long-term financial objectives. The team does not manage its funds based on predictions of interest rate changes. Further details about the Rochester team’s investment approach can be found on our landing page, oppenheimerfunds.com/rochesterway.

10 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

In closing, we believe that the structure and sector composition of this Fund and the team’s use of time-tested strategies will continue to benefit fixed income investors through interest rate and economic cycles.

Scott S. Cottier, CFA Vice President, Senior Portfolio Manager and Team Leader

Troy E. Willis, CFA, J.D. Vice President, Senior Portfolio Manager and Team Leader

On behalf of the rest of the Rochester portfolio managers: Mark R. DeMitry, Michael L. Camarella, Charles S. Pulire and Elizabeth S. Mossow.

11 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Top Holdings and Allocations

TOP TEN CATEGORIES

Higher Education	12.5%
General Obligation	11.0
Sales Tax Revenue	8.4
Tobacco Master Settlement Agreement	8.3
Highways/Commuter Facilities	6.7
Hospital/Healthcare	6.6
Water Utilities	5.4
Real Estate	5.3
Electric Utilities	5.2
Government Appropriation	4.0

Portfolio holdings and allocations are subject to change. Percentages are as of March 31, 2017 and are based on total assets.

CREDIT ALLOCATION
	NRSRO- Rated	Sub- Adviser- Rated	Total
AAA	7.6%	0.1%	7.7%
AA	34.5	0.0	34.5
A	19.1	0.1	19.2
BBB	9.4	4.0	13.4
BB or lower	17.9	7.3	25.2
Total	88.5%	11.5%	100.0%

The percentages above are based on the market value of the securities as of March 31, 2017 and are subject to change. OppenheimerFunds, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as S&P Global Ratings (S&P). For any security rated by an NRSRO other than S&P, the sub-adviser, OppenheimerFunds, Inc., converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the sub-adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the sub-adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories—AAA, AA, A and BBB—are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

12 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Performance

DISTRIBUTION YIELDS

As of 3/31/17

	Without Sales Charge	With Sales Charge
Class A	3.78%	3.60%
Class B	2.86	N/A
Class C	2.91	N/A
Class Y	4.04	N/A

STANDARDIZED YIELDS

For the 30 Days Ended 3/31/17

Class A	3.45%
Class B	2.83
Class C	2.87
Class Y	3.85

TAXABLE EQUIVALENT YIELDS

As of 3/31/17

Class A	6.73%
Class B	5.52
Class C	5.59
Class Y	7.50

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 3/31/17

	Inception Date	6-Month	1-Year	5-Year	10-Year	Since Inception
Class A (OPNYX)	8/16/84	-0.78%	5.30%	4.30%	3.86%	6.59%
Class B (ONYBX)	3/1/93	-1.16	4.48	3.45	3.34	4.73
Class C (ONYCX)	8/29/95	-1.16	4.59	3.50	3.06	4.27
Class Y (ONYYX)	1/31/11	-0.66	5.63	4.56	N/A	7.11

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 3/31/17

	Inception Date	6-Month	1-Year	5-Year	10-Year	Since Inception
Class A (OPNYX)	8/16/84	-5.49%	0.30%	3.29%	3.36%	6.43%
Class B (ONYBX)	3/1/93	-6.02	-0.52	3.12	3.34	4.73
Class C (ONYCX)	8/29/95	-2.13	3.59	3.50	3.06	4.27
Class Y (ONYYX)	1/31/11	-0.66	5.63	4.56	N/A	7.11

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investments. Returns for periods of less than one year are not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C, the contingent deferred sales charge

13 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion.

The Fund’s performance is compared to the performance of the Bloomberg Barclays Municipal Bond Index, an unmanaged index of a broad range of investment-grade municipal bonds that is a measure of the general municipal bond market. Indices are unmanaged and cannot be purchased by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Distribution yields for Class A shares are based on dividends of $0.035 for the 35-day accrual period ended March 28, 2017. The yield without sales charge for Class A shares is calculated by dividing annualized dividends by the Class A net asset value (NAV) on March 28, 2017; for the yield with charge, the denominator is the Class A maximum offering price on that date. Distribution yields for Class B, C and Y are annualized based on dividends of $0.0265, $0.0269 and $0.0375 respectively, for the 35-day accrual period ended March 28, 2017 and on the corresponding net asset values on that date.

Standardized yield is based on the Fund’s net investment income for the 30-day period ended March 31, 2017 and either the maximum offering price (for Class A shares) or NAV (for the other classes) on March 31, 2017. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields.

The average distribution yield in this Fund’s Lipper category was calculated based on the distributions and the final NAVs of the reporting period for the funds in each category. The average yield at NAV in Lipper’s New York Municipal Debt Funds category is based on 98 NAVs, one for each class of each fund in the category; a fund can have up to 4 classes. Lipper yields do not include sales charges – which, if included, would reduce results.

Taxable equivalent yield is based on the standardized yield and the 2017 top federal and New York State tax rate of 48.7% (51.1% for residents of New York City). Calculations factor in the 3.8% tax on unearned income under the Patient Protection and Affordable Care Act, as applicable. A portion of the Fund’s distributions may be subject to tax; capital gains distributions are taxable as capital gains. Tax treatments of the Fund’s distributions and capital gains may vary by state; investors should consult a tax advisor to determine if the Fund is appropriate for them. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. This Report must be preceded or accompanied by a Fund prospectus.

Investments in “tobacco bonds,” which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, we believe consumption figures remain within

14 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.

The median yields for AAA-rated municipal securities are provided by Municipal Market Advisors (MMA) and are based on its benchmark of general obligation bonds structured with a 5% coupon and a 10-year par call. The MMA benchmark is constructed using yields from a group of active primary and secondary market makers and other municipal market participants.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including the possible loss of the principal amount invested.

15 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended March 31, 2017.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended March 31, 2017” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

16 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Actual	Beginning Account Value October 1, 2016	Ending Account Value March 31, 2017	Expenses Paid During 6 Months Ended March 31, 2017
Class A	$1,000.00	$992.20	$5.08
Class B	1,000.00	988.40	8.91
Class C	1,000.00	988.40	8.86
Class Y	1,000.00	993.40	3.88

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,019.85	5.15
Class B	1,000.00	1,016.01	9.04
Class C	1,000.00	1,016.06	8.99
Class Y	1,000.00	1,021.04	3.94

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended March 31, 2017 are as follows:

Class	Expense Ratios
Class A	1.02%
Class B	1.79
Class C	1.78
Class Y	0.78

17 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS March 31, 2017 Unaudited

Principal Amount		Coupon	Maturity	Value
Municipal Bonds and Notes—105.1%
New York—85.7%
$200,000	Albany County, NY IDA (Wildwood Programs)[1]	4.900%	07/01/2021	$200,012
125,000	Albany County, NY IDA (Wildwood Programs)[1]	5.000	07/01/2026	124,314
500,000	Albany, NY Capital Resource Corp. (College Saint Rose)[1]	5.375	07/01/2026	537,795
500,000	Albany, NY Capital Resource Corp. (College Saint Rose)[1]	5.625	07/01/2031	534,735
1,000,000	Albany, NY Capital Resource Corp. (College Saint Rose)[1]	5.875	07/01/2041	1,068,670
200,000	Albany, NY Capital Resource Corp. (Empire Commons Student Hsg.)[1]	5.000	05/01/2027	235,072
200,000	Albany, NY Capital Resource Corp. (Empire Commons Student Hsg.)[1]	5.000	05/01/2032	228,346
2,900,000	Albany, NY IDA (Albany Law School)[1]	5.000	07/01/2031	2,920,648
560,000	Albany, NY IDA (Albany Law School)[1]	5.000	07/01/2037	563,730
285,000	Albany, NY IDA (Brighter Choice Charter School)[1]	5.000	04/01/2027	261,388
150,000	Albany, NY IDA (Brighter Choice Charter School)[1]	5.000	04/01/2032	129,811
100,000	Albany, NY IDA (Brighter Choice Charter School)[1]	5.000	04/01/2037	82,954
220,000	Albany, NY IDA (Sage Colleges)[1,2]	5.250	04/01/2019	217,908
3,765,000	Albany, NY IDA (Sage Colleges)[1]	5.300	04/01/2029	3,430,555
3,480,000	Amherst, NY IDA (Beechwood Health Care Center)[1]	5.200	01/01/2040	3,436,291
8,755,000	Brookhaven, NY IDA (Dowling College)[3]	6.750	11/01/2032	5,251,862
215,000	Brookhaven, NY Local Devel. Corp. (Jefferson’s Ferry)[1]	5.250	11/01/2036	233,714
5,000,000	Brooklyn, NY Local Devel. Corp. (Brooklyn Events Center)[1]	5.000	07/15/2042	5,441,600
270,000	Buffalo & Erie County, NY Industrial Land Devel. (Buffalo State College Foundation Hsg. Corp.)[1]	5.375	10/01/2041	299,457
130,000	Buffalo & Erie County, NY Industrial Land Devel. (Buffalo State College Foundation Hsg. Corp.)[1]	6.000	10/01/2031	149,451
850,000	Buffalo & Erie County, NY Industrial Land Devel. (Medaille College)[1,2]	5.000	04/01/2022	873,434
3,615,000	Buffalo & Erie County, NY Industrial Land Devel. (Medaille College)[1]	5.250	04/01/2035	3,557,160
420,000	Build NYC Resource Corp. (Chapin School)[1]	5.000	11/01/2026	517,562
445,000	Build NYC Resource Corp. (Institute for Community Living/Eden II School for Autistic Children Obligated Group)[1]	5.000	07/01/2018	444,408
1,325,000	Build NYC Resource Corp. (Institute for Community Living/Eden II School for Autistic Children Obligated Group)[1]	5.250	07/01/2023	1,307,285
1,690,000	Build NYC Resource Corp. (Institute for Community Living/Eden II School for Autistic Children Obligated Group)[1]	5.375	07/01/2028	1,649,474
790,000	Build NYC Resource Corp. (Institute for Community Living/Eden II School for Autistic Children Obligated Group)[1]	5.750	07/01/2033	771,759
4,300,000	Build NYC Resource Corp. (New York Law School)[1]	5.000	07/01/2030	4,743,115
650,000	Build NYC Resource Corp. (New York Law School)[1]	5.000	07/01/2041	695,324

18 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$140,000	Build NYC Resource Corp. (YMCA of Greater New York)[1]	5.000%	08/01/2032	$152,978
285,000	Bushnell Basin, NY Fire Assoc. (Volunteer Fire Dept.)[1]	5.750	11/01/2030	288,155
25,000	Canandaigua & Bristol, NY GO1	5.000	12/15/2027	25,300
30,000	Canandaigua & Bristol, NY GO1	5.000	12/15/2028	30,346
30,000	Canandaigua & Bristol, NY GO1	5.000	12/15/2029	30,331
30,000	Canandaigua & Bristol, NY GO1	5.000	12/15/2030	30,322
35,000	Canandaigua & Bristol, NY GO1	5.000	12/15/2031	35,371
35,000	Canandaigua & Bristol, NY GO1	5.000	12/15/2032	35,366
35,000	Canandaigua & Bristol, NY GO1	5.000	12/15/2033	35,361
40,000	Canandaigua & Bristol, NY GO1	5.000	12/15/2034	40,404
40,000	Canandaigua & Bristol, NY GO1	5.000	12/15/2035	40,396
45,000	Canandaigua & Bristol, NY GO1	5.000	12/15/2036	45,442
45,000	Canandaigua & Bristol, NY GO1	5.000	12/15/2037	45,445
50,000	Canandaigua & Bristol, NY GO1	5.000	12/15/2038	50,491
50,000	Canandaigua & Bristol, NY GO1	5.000	12/15/2039	50,480
55,000	Canandaigua & Bristol, NY GO1	5.000	12/15/2040	55,525
55,000	Canandaigua & Bristol, NY GO1	5.000	12/15/2041	55,521
60,000	Canandaigua & Bristol, NY GO1	5.000	12/15/2042	60,564
100,000	Cattaraugus County, NY Capital Resource Corp. (St. Bonaventure University)[1]	5.000	05/01/2034	106,684
100,000	Cattaraugus County, NY Capital Resource Corp. (St. Bonaventure University)[1]	5.000	05/01/2039	105,922
1,040,000	Colonie, NY GO1	6.000	04/01/2032	1,087,642
840,000	Colonie, NY GO1	6.000	04/01/2033	878,480
15,000	Deerfield, NY GO1	5.500	06/15/2021	15,080
15,000	Deerfield, NY GO1	5.500	06/15/2022	15,073
15,000	Deerfield, NY GO1	5.500	06/15/2023	15,068
15,000	Deerfield, NY GO1	5.500	06/15/2024	15,066
20,000	Deerfield, NY GO1	5.500	06/15/2025	20,082
20,000	Deerfield, NY GO1	5.600	06/15/2026	20,077
20,000	Deerfield, NY GO1	5.600	06/15/2027	20,075
20,000	Deerfield, NY GO1	5.600	06/15/2028	20,073
25,000	Deerfield, NY GO1	5.600	06/15/2029	25,086
25,000	Deerfield, NY GO1	5.600	06/15/2030	25,084
25,000	Deerfield, NY GO1	5.600	06/15/2031	25,083
25,000	Deerfield, NY GO1	5.600	06/15/2032	25,082
30,000	Deerfield, NY GO1	5.600	06/15/2033	30,096
30,000	Deerfield, NY GO1	5.600	06/15/2034	30,094
30,000	Deerfield, NY GO1	5.600	06/15/2035	30,092
35,000	Deerfield, NY GO1	5.600	06/15/2036	35,107
3,800,000	Dutchess County, NY IDA (Elant Fishkill)[1]	5.250	01/01/2037	3,799,734
560,000	Dutchess County, NY Local Devel. Corp. (Anderson Center Services)[1]	6.000	10/01/2030	573,675
4,500,000	Dutchess County, NY Local Devel. Corp. (HQS/PHCtr/ NDH/VBHosp Obligated Group)[1]	5.000	07/01/2046	4,924,935
250,000	Dutchess County, NY Local Devel. Corp. (HQS/VBHosp/ NDH/PHCtr Obligated Group)[1]	5.250	07/01/2025	275,272

19 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$450,000	Dutchess County, NY Local Devel. Corp. (HQS/VBHosp/ NDH/PHCtr Obligated Group)[1]	5.750%	07/01/2030	$495,288
100,000	Dutchess County, NY Local Devel. Corp. (HQS/VBHosp/ NDH/PHCtr Obligated Group)[1]	5.750	07/01/2040	109,327
160,000	Dutchess County, NY Local Devel. Corp. (Vassar College)[1,2]	5.000	07/01/2034	186,214
160,000	Dutchess County, NY Local Devel. Corp. (Vassar College)[1,2]	5.000	07/01/2036	185,005
235,000	Dutchess County, NY Local Devel. Corp. (Vassar College)[1,2]	5.000	07/01/2037	271,284
500,000	Dutchess County, NY Local Devel. Corp. (Vassar College)[1,2]	5.000	07/01/2042	573,920
130,000	East Rochester, NY Hsg. Authority (Woodland Village)[1]	5.500	08/01/2033	130,071
265,000	Erie County, NY IDA (Buffalo City School District)[1]	5.250	05/01/2030	296,840
225,000	Erie County, NY IDA (Buffalo City School District)[1]	5.250	05/01/2031	251,845
135,000	Erie County, NY IDA (Buffalo City School District)[1]	5.250	05/01/2032	150,939
500,000	Erie County, NY IDA (Charter School Applied Tech)[1]	6.875	06/01/2035	501,065
385,000	Erie County, NY IDA (Global Concepts Charter School)[1]	6.250	10/01/2037	396,284
950,000	Erie County, NY IDA (The Episcopal Church Home)[1]	6.000	02/01/2028	951,415
75,000	Erie County, NY Tobacco Asset Securitization Corp.[1]	5.000	06/01/2031	75,003
715,000	Genesee County, NY IDA (United Memorial Medical Center)[1]	5.000	12/01/2027	715,558
18,750,000	Glen Cove, NY Local Assistance Corp. (Gravies Point Public Improvement)	5.982 [4]	01/01/2045	3,920,250
300,000	Hempstead, NY Local Devel. Corp. (Molloy College)[1]	5.000	07/01/2029	329,388
300,000	Hempstead, NY Local Devel. Corp. (Molloy College)[1]	5.000	07/01/2034	321,234
250,000	Hempstead, NY Local Devel. Corp. (Molloy College)[1]	5.000	07/01/2039	265,745
200,000	Hempstead, NY Local Devel. Corp. (Molloy College)[1]	5.000	07/01/2044	212,080
1,000,000	Hempstead, NY Local Devel. Corp. (Molloy College)[1]	5.750	07/01/2039	1,077,940
2,025,000	Hudson Yards, NY Infrastructure Corp.[1]	5.000	02/15/2047	2,041,281
1,800,000	Hudson Yards, NY Infrastructure Corp.[1]	5.000	02/15/2047	1,813,122
5,600,000	Hudson Yards, NY Infrastructure Corp.[1]	5.750	02/15/2047	6,362,664
2,250,000	Huntington, NY Local Devel. Corp.[1]	6.500	12/01/2046	2,279,902
2,000,000	Johnson City, NY GO	3.750	10/05/2017	2,006,280
1,185,000	L.I., NY Power Authority, Series A1	5.000	09/01/2039	1,312,435
2,970,000	L.I., NY Power Authority, Series A1	5.000	09/01/2044	3,270,950
4,850,000	L.I., NY Power Authority, Series A1	5.750	04/01/2039	5,214,768
2,500,000	L.I., NY Power Authority, Series B1	5.000	09/01/2035	2,815,650
1,250,000	L.I., NY Power Authority, Series B1	5.000	09/01/2036	1,405,687
1,680,000	L.I., NY Power Authority, Series B1	5.000	09/01/2041	1,879,198
1,450,000	Monroe County, NY IDA (Rochester General Hospital)[1]	5.000	12/01/2032	1,583,443
230,000	Monroe County, NY IDA (Summit at Brighton)[1]	5.375	07/01/2032	229,986
400,000	Monroe County, NY IDA (Summit at Brighton)[1]	5.500	07/01/2027	400,016
350,000	Monroe County, NY Industrial Devel. Corp. (Monroe Community College)[1]	5.000	01/15/2028	397,694
500,000	Monroe County, NY Industrial Devel. Corp. (Monroe Community College)[1]	5.000	01/15/2029	565,160
150,000	Monroe County, NY Industrial Devel. Corp. (Monroe Community College)[1]	5.000	01/15/2038	165,676

20 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$150,000	Monroe County, NY Industrial Devel. Corp. (Nazareth College of Rochester)[1]	5.000%	10/01/2026	$164,394
75,000	Monroe County, NY Industrial Devel. Corp. (Nazareth College of Rochester)[1]	5.250	10/01/2031	82,087
540,000	Monroe County, NY Industrial Devel. Corp. (Nazareth College of Rochester)[1]	5.500	10/01/2041	587,893
100,000	Monroe County, NY Industrial Devel. Corp. (St. John Fisher College)[1]	5.000	06/01/2029	111,381
285,000	Monroe County, NY Industrial Devel. Corp. (St. John Fisher College)[1]	5.000	06/01/2044	307,008
180,000	Monroe County, NY Industrial Devel. Corp. (St. John Fisher College)[1]	5.500	06/01/2034	202,514
150,000	Monroe County, NY Industrial Devel. Corp. (St. John Fisher College)[1]	5.625	06/01/2026	167,305
250,000	Monroe County, NY Industrial Devel. Corp. (St. John Fisher College)[1]	6.000	06/01/2034	278,535
9,500,000	Monroe County, NY Industrial Devel. Corp. (Unity Hospital Rochester)[1]	5.500	08/15/2040	10,808,435
3,420,000	Nassau County, NY GO1	5.000	01/01/2034	3,858,581
3,415,000	Nassau County, NY GO1	5.000	04/01/2040	3,801,988
125,000	Nassau County, NY IDA (ALIA-ACDS)[1]	6.125	09/01/2018	125,664
1,480,000	Nassau County, NY IDA (ALIA-AP)[1]	7.000	09/01/2028	1,486,127
30,000	Nassau County, NY IDA (ALIA-HAII)[1]	6.125	09/01/2018	30,159
1,220,557	Nassau County, NY IDA (Amsterdam at Harborside)[3]	2.000	01/01/2049	203,955
135,000	Nassau County, NY IDA (Amsterdam at Harborside)[1]	6.500	01/01/2032	135,339
3,247,500	Nassau County, NY IDA (Amsterdam at Harborside)[1]	6.700	01/01/2049	3,242,791
185,000	Nassau County, NY IDA (Hispanic Counseling Center)[1]	6.500	11/01/2037	185,464
2,220,000	Nassau County, NY IDA (Hispanic Counseling Center)[1]	7.625	06/01/2033	2,220,799
2,000,000	Nassau County, NY Local Economic Assistance Corp. (South Nassau Communities Hospital)[1]	5.000	07/01/2031	2,179,680
60,000,000	Nassau County, NY Tobacco Settlement Corp. (TASC)	6.761 [4]	06/01/2060	915,600
350,000	New Rochelle, NY Corp. Devel. (Iona College)[1]	5.000	07/01/2032	381,038
565,000	New Rochelle, NY Corp. Devel. (Iona College)[1]	5.000	07/01/2033	612,183
450,000	New Rochelle, NY Corp. Devel. (Iona College)[1]	5.000	07/01/2034	485,595
200,000	New Rochelle, NY Corp. Devel. (Iona College)[1]	5.000	07/01/2040	213,924
225,000	New Rochelle, NY Corp. Devel. (Iona College)[1]	5.000	07/01/2045	240,012
220,000	Niagara County, NY IDA (Niagara Falls Memorial Medical Center)	5.750	06/01/2018	220,385
100,000	Niagara, NY Area Devel. Corp. (Niagara University)[1]	5.000	05/01/2035	108,088
150,000	Niagara, NY Area Devel. Corp. (Niagara University)[1]	5.000	05/01/2042	161,622
1,640,000	NY Counties Tobacco Trust I1	6.500	06/01/2035	1,640,394
2,980,000	NY Counties Tobacco Trust II (TASC)[1]	5.625	06/01/2035	2,984,947
15,000	NY Counties Tobacco Trust II (TASC)[1]	5.750	06/01/2043	15,040
455,000	NY Counties Tobacco Trust III (TASC)[1]	6.000	06/01/2043	455,132
850,000	NY Counties Tobacco Trust IV1	5.000	06/01/2038	828,809
84,200,000	NY Counties Tobacco Trust V	6.845 [4]	06/01/2055	890,836
155,400,000	NY Counties Tobacco Trust V	7.845 [4]	06/01/2060	520,590
17,440,000	NY Counties Tobacco Trust VI1	5.625	06/01/2035	19,352,122
2,085,000	NY Counties Tobacco Trust VI1	5.750	06/01/2043	2,323,128

21 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$2,920,000	NY Counties Tobacco Trust VI1	6.000%	06/01/2043	$3,218,745
600,000	NY Counties Tobacco Trust VI (TASC)[1]	5.000	06/01/2045	641,166
1,125,000	NY Counties Tobacco Trust VI (TASC)[1]	5.000	06/01/2051	1,156,072
20,000,000	NY Liberty Devel. Corp. (Bank of America Tower)[5]	5.625	01/15/2046	21,979,200
27,700,000	NY MTA Hudson Rail Yards[1]	5.000	11/15/2056	29,845,088
1,200,000	NY MTA, Series A1	5.250	11/15/2038	1,362,900
2,000,000	NY MTA, Series B1	5.000	11/15/2035	2,278,280
10,000,000	NY MTA, Series B1	5.000	11/15/2037	11,347,300
900,000	NY MTA, Series B1	5.250	11/15/2039	1,028,340
1,550,000	NY MTA, Series D1	5.000	11/15/2024	1,588,889
350,000	NY MTA, Series D1	5.000	11/15/2032	396,210
1,000,000	NY MTA, Series D1	5.000	11/15/2034	1,112,550
400,000	NY MTA, Series H1	5.000	11/15/2033	450,796
300,000	NY Triborough Bridge & Tunnel Authority[1]	5.000	11/15/2029	343,035
400,000	NY Triborough Bridge & Tunnel Authority[1]	5.000	11/15/2030	461,840
875,000	NY Triborough Bridge & Tunnel Authority[1]	5.000	11/15/2032	1,033,471
900,000	NY Triborough Bridge & Tunnel Authority[1]	5.000	11/15/2033	1,057,824
575,000	NY Triborough Bridge & Tunnel Authority[1]	5.000	11/15/2034	672,543
2,000,000	NY Triborough Bridge & Tunnel Authority[1]	5.000	11/15/2035	2,327,920
2,550,000	NY Triborough Bridge & Tunnel Authority[1]	5.000	11/15/2036	2,958,459
2,500,000	NY Triborough Bridge & Tunnel Authority[1]	5.000	11/15/2037	2,895,750
900,000	NY Triborough Bridge & Tunnel Authority[1]	5.000	11/15/2037	1,042,470
300,000	NY Triborough Bridge & Tunnel Authority[1]	5.000	11/15/2038	347,211
1,900,000	NY Triborough Bridge & Tunnel Authority[1]	5.000	11/15/2038	2,199,003
2,000,000	NY Triborough Bridge & Tunnel Authority[1]	5.000	11/15/2041	2,289,600
475,000	NY Triborough Bridge & Tunnel Authority[1]	5.000	11/15/2042	547,970
1,260,000	NY Triborough Bridge & Tunnel Authority[1]	5.000	11/15/2046	1,439,235
1,000,000	NY Triborough Bridge & Tunnel Authority[1]	5.000	11/15/2047	1,148,030
5,000,000	NY TSASC, Inc. (TFABs)[1]	5.000	06/01/2034	5,545,000
3,000,000	NY TSASC, Inc. (TFABs)[1]	5.000	06/01/2035	3,327,000
3,000,000	NY TSASC, Inc. (TFABs)[1]	5.000	06/01/2036	3,329,970
3,000,000	NY TSASC, Inc. (TFABs)[1]	5.000	06/01/2041	3,281,760
5,000,000	NYC GO1	5.000	08/01/2030	5,752,550
865,000	NYC GO1	5.000	10/01/2032	987,415
750,000	NYC GO1	5.000	03/01/2033	839,377
700,000	NYC GO1	5.000	08/01/2035	783,258
1,700,000	NYC GO1	5.000	08/01/2037	1,942,199
7,360,000	NYC GO1	5.000	12/01/2037	8,440,522
14,780,000	NYC GO1	5.000	12/01/2038	16,936,698
25,740,000	NYC GO1	5.000	12/01/2041	29,381,180
11,000,000	NYC GO5	5.125	03/01/2026	11,826,540
4,550,000	NYC GO5	5.375	04/01/2036	4,916,821
10,450,000	NYC GO5	5.375	04/01/2036	11,292,479
15,000	NYC GO1	5.500	11/15/2037	15,055
45,000	NYC GO1	6.000	05/15/2022	45,193
450,000	NYC HDC (Multifamily Hsg.)[1]	5.500	11/01/2034	474,880
410,000	NYC HDC (Multifamily Hsg.)[1]	5.550	11/01/2039	426,195
1,590,000	NYC HDC (Multifamily Hsg.)[1]	5.700	11/01/2046	1,667,815

22 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$5,000	NYC HDC (Multifamily Hsg.), Series E1	6.250%	05/01/2036	$5,009
5,000,000	NYC Health & Hospital Corp. (Health System)[1]	5.000	02/15/2030	5,368,350
155,000	NYC IDA (Center for Nursing/Rehabilitation)[1]	5.375	08/01/2027	143,384
145,000	NYC IDA (Comprehensive Care Management)[1]	6.000	05/01/2026	149,528
300,000	NYC IDA (Comprehensive Care Management)[1]	6.125	11/01/2035	300,291
1,625,000	NYC IDA (Guttmacher Institute)[1]	5.750	12/01/2036	1,620,109
70,000	NYC IDA (Independent Living Assoc.)[1]	6.200	07/01/2020	70,058
1,020,000	NYC IDA (Margaret Tietz Nursing & Rehabilitation Center)[1]	6.375	11/01/2038	1,057,913
210,000	NYC IDA (Margaret Tietz Nursing & Rehabilitation Center)[1]	6.375	11/01/2038	217,806
2,300,000	NYC IDA (Montefiore Medical Center Corp.)1	5.125	11/01/2035	2,307,452
2,375,000	NYC IDA (Polytechnic University)[1]	5.250	11/01/2027	2,433,686
1,500,000	NYC IDA (Polytechnic University)[1]	5.250	11/01/2037	1,535,010
30,000	NYC IDA (RS/AFMAC/IACMR&DDA/HC/L&WS/YAI Obligated Group)[1]	4.500	07/01/2021	29,794
4,415,000	NYC IDA (The Child School)[1]	7.550	06/01/2033	4,420,828
4,600,000	NYC IDA (United Jewish Appeal-Federation of Jewish Philanthropies of New York)[1]	5.000	07/01/2034	5,044,820
1,200,000	NYC IDA (Yankee Stadium)[1,6]	3.340	03/01/2022	1,181,532
120,000	NYC IDA (Yankee Stadium)	5.000	03/01/2036	121,751
2,525,000	NYC IDA (Yankee Stadium)[1]	7.000	03/01/2049	2,794,720
2,700,000	NYC IDA (Yeled Yalda Early Childhood)[1]	5.725	11/01/2037	2,696,598
6,065,000	NYC Municipal Water Finance Authority[1]	5.000	06/15/2038	7,024,180
35,000,000	NYC Municipal Water Finance Authority[1]	5.500	06/15/2040	38,207,050
5,000,000	NYC Municipal Water Finance Authority[1]	5.500	06/15/2043	5,675,150
20,000,000	NYC Transitional Finance Authority[5]	5.000	01/15/2034	20,613,400
1,395,000	NYC Transitional Finance Authority (Building Aid)[1]	5.000	07/15/2034	1,582,265
2,000,000	NYC Transitional Finance Authority (Building Aid)[1]	5.000	07/15/2034	2,283,660
1,500,000	NYC Transitional Finance Authority (Building Aid)[1]	5.000	07/15/2035	1,708,020
12,485,000	NYC Transitional Finance Authority (Building Aid)[1]	5.000	07/15/2035	14,124,031
500,000	NYC Transitional Finance Authority (Building Aid)[1]	5.000	07/15/2036	501,625
1,500,000	NYC Transitional Finance Authority (Building Aid)[1]	5.000	07/15/2036	1,705,680
2,000,000	NYC Transitional Finance Authority (Building Aid)[1]	5.000	07/15/2040	2,247,820
835,000	NYC Transitional Finance Authority (Building Aid)[1]	5.000	07/15/2043	943,851
2,000,000	NYC Transitional Finance Authority (Building Aid)[1]	5.000	07/15/2043	2,241,960
5,500,000	NYC Transitional Finance Authority (Building Aid)[1]	5.250	07/15/2037	6,188,050
300,000	NYC Transitional Finance Authority (Building Aid)[1]	5.500	01/15/2039	322,890
2,920,000	NYC Transitional Finance Authority (Future Tax)[1]	5.000	11/01/2030	3,481,808
2,490,000	NYC Transitional Finance Authority (Future Tax)[1]	5.000	11/01/2031	2,944,276
1,735,000	NYC Transitional Finance Authority (Future Tax)[1]	5.000	11/01/2032	2,038,261
5,000,000	NYC Transitional Finance Authority (Future Tax)[1]	5.000	02/01/2037	5,699,950
2,387,000	NYC Transitional Finance Authority (Future Tax)[1]	5.000	02/01/2040	2,711,298
7,750,000	NYC Transitional Finance Authority (Future Tax)[1]	5.000	05/01/2040	8,828,722
9,245,000	NYC Transitional Finance Authority (Future Tax)[1]	5.000	02/01/2041	10,423,737
1,000,000	NYC Trust for Cultural Resources (Wildlife Conservation Society)[1]	5.000	08/01/2033	1,153,160
2,675,000	NYS Convention Center Devel. Corp. (Hotel Unit)[1]	5.000	11/15/2046	3,018,951
2,800,000	NYS DA (ALIA-PSCH)[1]	4.800	12/01/2023	2,773,400

23 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$6,910,000	NYS DA (ALIA-PSCH)[1]	5.350%	12/01/2035	$6,757,704
2,725,000	NYS DA (ALIA-PSCH)[1]	6.175	12/01/2031	2,683,744
150,000	NYS DA (Brooklyn Law School)[1]	5.000	07/01/2027	166,119
150,000	NYS DA (Brooklyn Law School)[1]	5.000	07/01/2028	165,656
70,000	NYS DA (Brooklyn Law School)[1]	5.000	07/01/2029	77,091
70,000	NYS DA (Brooklyn Law School)[1]	5.000	07/01/2030	76,929
1,250,000	NYS DA (Catholic Health System)[1]	4.750	07/01/2039	1,299,938
300,000	NYS DA (Catholic Health System)[1]	4.750	07/01/2039	311,985
125,000	NYS DA (Catholic Health System)[1]	5.000	07/01/2032	133,915
50,000	NYS DA (Culinary Institute of America)[1]	5.000	07/01/2034	53,196
6,425,000	NYS DA (FIT/FIT Student Hsg. Corp. Obligated Group)[1]	5.250	07/01/2027	7,413,101
3,765,000	NYS DA (FIT/FIT Student Hsg. Corp. Obligated Group)[1]	5.250	07/01/2028	4,361,790
100,000	NYS DA (Fordham University)[1]	5.000	07/01/2030	113,498
1,000,000	NYS DA (Fordham University)[1]	5.000	07/01/2036	1,136,230
1,560,000	NYS DA (Fordham University)[1]	5.000	07/01/2038	1,634,802
765,000	NYS DA (Fordham University)[1]	5.000	07/01/2041	863,999
750,000	NYS DA (Highland Hospital of Rochester)[1]	5.000	07/01/2026	813,045
750,000	NYS DA (Highland Hospital of Rochester)[1]	5.200	07/01/2032	808,027
640,000	NYS DA (Interagency Council)[1]	7.000	07/01/2035	754,227
250,000	NYS DA (Iona College)[1]	5.000	07/01/2032	264,875
3,200,000	NYS DA (L.I. University)[1]	5.000	09/01/2025	3,566,208
365,000	NYS DA (Manhattan College)[1]	5.300	07/01/2037	368,723
140,000	NYS DA (Miriam Osborn Memorial Home Assoc.)[1]	5.000	07/01/2029	145,933
400,000	NYS DA (New School)[1]	5.000	07/01/2040	442,652
1,350,000	NYS DA (New York State Dormitory Authority)[1]	5.000	07/01/2030	1,572,791
1,300,000	NYS DA (New York State Dormitory Authority)[1]	5.000	07/01/2031	1,505,179
1,400,000	NYS DA (New York State Dormitory Authority)[1]	5.000	07/01/2032	1,610,952
1,750,000	NYS DA (New York State Dormitory Authority)[1]	5.000	07/01/2033	2,004,030
1,750,000	NYS DA (New York State Dormitory Authority)[1]	5.000	07/01/2040	1,976,730
1,000,000	NYS DA (NHlth / LIJMC / NSUH / FrankHosp / SIUH / NSUHSFCEC&R / HHA / Shosp / LHH / GCH / FHH / PlainH / NHlthcare Obligated Group)[1]	5.000	05/01/2039	1,089,680
645,000	NYS DA (NYU Hospitals Center)[1]	5.000	07/01/2028	743,440
1,000,000	NYS DA (NYU)[1]	5.000	07/01/2029	1,194,810
1,360,000	NYS DA (NYU)[1]	5.000	07/01/2030	1,608,363
11,920,000	NYS DA (NYU)[1]	5.000	07/01/2034	13,646,135
6,425,000	NYS DA (NYU)[1]	5.000	07/01/2035	7,322,251
1,500,000	NYS DA (NYU)[1]	5.000	07/01/2037	1,694,400
1,500,000	NYS DA (NYU)[1]	5.000	07/01/2039	1,701,780
1,110,000	NYS DA (NYU)[1]	5.000	07/01/2045	1,255,532
600,000	NYS DA (Orange Regional Medical Center)[1]	5.000	12/01/2029	663,726
400,000	NYS DA (Orange Regional Medical Center)[1]	5.000	12/01/2030	439,524
300,000	NYS DA (Orange Regional Medical Center)[1]	5.000	12/01/2032	325,887
300,000	NYS DA (Orange Regional Medical Center)[1]	5.000	12/01/2033	324,321
300,000	NYS DA (Orange Regional Medical Center)[1]	5.000	12/01/2035	321,990
200,000	NYS DA (Orange Regional Medical Center)[1]	5.000	12/01/2036	214,144
200,000	NYS DA (Orange Regional Medical Center)[1]	5.000	12/01/2037	213,972
325,000	NYS DA (Ozanam Hall of Queens Nursing Home)[1]	5.000	11/01/2026	325,283

24 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$500,000	NYS DA (Pratt Institute)[1]	5.000%	07/01/2046	$558,385
300,000	NYS DA (Rochester Institute of Technology)[1]	5.000	07/01/2040	329,370
10,000,000	NYS DA (Sales Tax)[1]	5.000	03/15/2035	11,564,600
200,000	NYS DA (St. John’s University)[1]	5.000	07/01/2027	227,620
50,000	NYS DA (St. John’s University)[1]	5.000	07/01/2028	56,772
1,955,000	NYS DA (St. John’s University)[1]	5.000	07/01/2030	2,216,657
100,000	NYS DA (St. John’s University)[1]	5.000	07/01/2034	111,879
500,000	NYS DA (St. Joseph’s College)[1]	5.250	07/01/2035	526,630
17,400,000	NYS DA (St. Mary’s Hospital for Children)[1]	7.875	11/15/2041	18,839,676
10,000,000	NYS DA (State Personal Income Tax Authority)[1]	5.000	03/15/2035	11,442,700
5,000,000	NYS DA (State Personal Income Tax Authority)[1]	5.000	02/15/2041	5,710,550
20,000,000	NYS DA (State Personal Income Tax Authority)[5]	5.750	03/15/2036	21,756,745
1,000,000	NYS DA (State University Educational Facilities)[1]	5.000	05/15/2030	1,136,500
1,200,000	NYS DA (State University of New York)[1]	5.000	07/01/2038	1,257,540
560,000	NYS DA (The Bronx-Lebanon Hospital Center)[1]	6.250	02/15/2035	600,824
1,000,000	NYS DA (The New School)[1]	5.000	07/01/2031	1,101,670
755,000	NYS DA (The New School)[1]	5.000	07/01/2035	848,492
510,000	NYS DA (The New School)[1]	5.000	07/01/2036	571,812
765,000	NYS DA (The New School)[1]	5.000	07/01/2037	855,706
595,000	NYS DA (The New School)[1]	5.000	07/01/2041	662,955
6,650,000	NYS DA (The New School)[1]	5.000	07/01/2046	7,380,569
1,110,000	NYS DA (Yeshiva University)[1]	5.000	11/01/2031	1,110,855
4,330,000	NYS DA (Yeshiva University)[1]	5.000	09/01/2038	4,229,674
3,750,000	NYS EFC (Clean Water & Drinking Revolving Funds)[1]	5.000	06/15/2033	4,398,637
5,650,000	NYS EFC (Clean Water & Drinking Revolving Funds)[1]	5.000	06/15/2035	6,577,504
20,000	NYS HFA (Affordable Hsg.)[1]	5.450	11/01/2040	20,331
2,000,000	NYS Liberty Devel. Corp. (4 World Trade Center)[1]	5.000	11/15/2031	2,244,800
5,000,000	NYS Liberty Devel. Corp. (4 World Trade Center)[1]	5.750	11/15/2051	5,702,700
4,910,000	NYS Liberty Devel. Corp. (Bank of America Tower at One Bryant Park)[1]	5.625	01/15/2046	5,395,894
25,985,000	NYS Liberty Devel. Corp. (Goldman Sachs Headquarters)[1]	5.250	10/01/2035	31,306,988
5,025,000	NYS Liberty Devel. Corp. (Goldman Sachs Headquarters)[1]	5.500	10/01/2037	6,258,587
5,000,000	NYS Liberty Devel. Corp. (One Bryant Park)[1]	5.125	01/15/2044	5,420,200
3,300,000	NYS Power Authority[1]	5.000	11/15/2047	3,379,266
3,250,000	NYS Thruway Authority[1]	5.000	01/01/2026	3,350,328
1,350,000	NYS Thruway Authority[1]	5.000	01/01/2032	1,504,062
10,175,000	NYS Thruway Authority[1]	5.000	01/01/2037	11,283,159
5,140,000	NYS Thruway Authority[1]	5.000	01/01/2041	5,761,786
6,300,000	NYS Thruway Authority[1]	5.000	01/01/2046	7,036,848
3,000,000	NYS Thruway Authority[1]	5.250	01/01/2056	3,409,260
55,000	Onondaga County, NY IDA (Salina Free Library)[1]	5.500	12/01/2022	55,166
280,000	Onondaga County, NY Trust Cultural Resource Revenue (Abby Lane Hsg. Corp.)[1]	5.000	05/01/2033	315,924
200,000	Onondaga County, NY Trust Cultural Resource Revenue (Abby Lane Hsg. Corp.)[1]	5.000	05/01/2034	224,576
250,000	Onondaga County, NY Trust Cultural Resource Revenue (Abby Lane Hsg. Corp.)[1]	5.000	05/01/2037	278,698

25 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$150,000	Onondaga County, NY Trust Cultural Resource Revenue (Abby Lane Hsg. Corp.)[1]	5.000%	05/01/2040	$166,550
2,250,000	Onondaga County, NY Trust Cultural Resource Revenue (Syracuse University)[1]	5.000	12/01/2036	2,531,880
1,615,000	Onondaga, NY Civic Devel. Corp. (Le Moyne College)[1]	5.200	07/01/2029	1,724,691
1,810,000	Onondaga, NY Civic Devel. Corp. (Le Moyne College)[1]	5.375	07/01/2040	1,927,632
1,060,000	Onondaga, NY Civic Devel. Corp. (Onondaga Community College Hsg. Devel. Corp.)[1]	5.000	10/01/2030	1,159,513
2,345,000	Onondaga, NY Civic Devel. Corp. (Onondaga Community College Hsg. Devel. Corp.)[1]	5.000	10/01/2040	2,500,380
535,000	Onondaga, NY Civic Devel. Corp. (Upstate Properties)[1]	5.250	12/01/2041	602,105
2,300,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	6.500	12/01/2028	2,339,100
5,000,000	Port Authority NY/NJ, 166th Series[1]	5.250	07/15/2036	5,587,350
9,475,000	Port Authority NY/NJ, 198th Series[1]	5.000	11/15/2041	10,843,759
5,000,000	Port Authority NY/NJ, 198th Series[1]	5.250	11/15/2056	5,775,150
305,000	Rensselaer County, NY Water Service Sewer Authority[1]	5.350	09/01/2047	310,472
2,715,000	Rockland County, NY Tobacco Asset Securitization Corp.[1]	5.625	08/15/2035	2,715,815
3,150,000	Rockland County, NY Tobacco Asset Securitization Corp.[1]	5.750	08/15/2043	3,150,914
1,000,000	Schenectady, NY Metroplex Devel. Authority[1]	5.500	08/01/2033	1,164,490
45,000	Sodus Village, NY GO1	5.000	05/15/2032	45,098
45,000	Sodus Village, NY GO1	5.000	05/15/2033	45,098
45,000	Sodus Village, NY GO1	5.000	05/15/2034	45,096
45,000	Sodus Village, NY GO1	5.000	05/15/2035	45,094
45,000	Sodus Village, NY GO1	5.000	05/15/2036	45,095
45,000	Sodus Village, NY GO1	5.000	05/15/2037	45,095
240,000	St. Lawrence County, NY IDA (Clarkson University)[1]	5.000	09/01/2041	260,868
100,000	St. Lawrence County, NY IDA (Clarkson University)[1]	6.000	09/01/2034	114,817
225,000	St. Lawrence County, NY IDA (St. Lawrence University)[1]	5.000	07/01/2030	251,111
230,000	St. Lawrence County, NY IDA (St. Lawrence University)[1]	5.000	07/01/2031	255,530
815,000	St. Lawrence County, NY IDA (St. Lawrence University)[1]	5.000	07/01/2032	901,822
1,000,000	Suffolk County, NY Economic Devel. Corp. (Peconic Landing at Southold)[1]	6.000	12/01/2040	1,082,050
520,000	Suffolk County, NY Economic Devel. Corp., Series A1	7.375	12/01/2040	535,761
95,000	Suffolk County, NY IDA (ALIA-Adelante)[1]	6.500	11/01/2037	95,278
8,515,000	Suffolk County, NY IDA (Dowling College)	5.000	06/01/2036	7,871,436
110,000	Suffolk County, NY IDA (Dowling College)[3]	6.700	12/01/2020	32,992
750,000	Suffolk County, NY Tobacco Asset Securitization Corp.[1]	5.000	06/01/2032	801,623
700,000	Suffolk County, NY Tobacco Asset Securitization Corp.[1]	5.250	06/01/2037	751,926
4,485,000	Suffolk, NY Tobacco Asset Securitization Corp.	5.375	06/01/2028	4,497,917
1,390,000	Suffolk, NY Tobacco Asset Securitization Corp.	6.000	06/01/2048	1,405,457
15,750,000	Suffolk, NY Tobacco Asset Securitization Corp.	7.996 [4]	06/01/2048	1,179,833
1,160,000	Sullivan County, NY Infrastructure (Adelaar)[1]	5.350	11/01/2049	1,023,526
1,175,000	Sullivan County, NY Infrastructure (Adelaar)[1]	5.350	11/01/2049	1,036,620
8,220,000	Sullivan County, NY Infrastructure (Adelaar)[1]	5.350	11/01/2049	7,251,931

26 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$760,000	Sullivan County, NY Infrastructure (Adelaar)[1,2]	5.350%	11/01/2049	$670,502
2,790,000	Sullivan County, NY Infrastructure (Adelaar)[1,2]	5.350	11/01/2049	2,461,952
2,785,000	Tompkins County, NY Devel. Corp. (Tompkins Cortland Community College Foundation)[1]	5.000	07/01/2038	2,796,836
6,100,000	Troy, NY Capital Resource Corp. (Rensselaer Polytechnic Institute)[1]	5.000	09/01/2030	6,718,296
13,000,000	Troy, NY Capital Resource Corp. (Rensselaer Polytechnic Institute)[1]	5.125	09/01/2040	14,231,100
30,000	Voorheesville, NY GO1	5.000	02/15/2023	30,293
35,000	Voorheesville, NY GO1	5.000	02/15/2024	35,323
35,000	Voorheesville, NY GO1	5.000	02/15/2025	35,309
35,000	Voorheesville, NY GO1	5.000	02/15/2026	35,289
40,000	Voorheesville, NY GO1	5.000	02/15/2027	40,326
40,000	Voorheesville, NY GO1	5.000	02/15/2028	40,318
40,000	Voorheesville, NY GO1	5.000	02/15/2029	40,303
45,000	Voorheesville, NY GO1	5.000	02/15/2030	45,329
45,000	Voorheesville, NY GO1	5.000	02/15/2031	45,316
50,000	Voorheesville, NY GO1	5.000	02/15/2032	50,348
50,000	Voorheesville, NY GO1	5.000	02/15/2033	50,346
55,000	Voorheesville, NY GO1	5.000	02/15/2034	55,372
55,000	Voorheesville, NY GO1	5.000	02/15/2035	55,366
60,000	Voorheesville, NY GO1	5.000	02/15/2036	60,401
60,000	Voorheesville, NY GO1	5.000	02/15/2037	60,404
7,410,000	Westchester County, NY Healthcare Corp., Series A1	5.000	11/01/2030	8,005,394
325,000	Westchester County, NY Healthcare Corp., Series B1	6.125	11/01/2037	357,510
10,000	Westchester County, NY Healthcare Corp., Series C-2[1]	6.125	11/01/2037	11,000
80,000	Westchester County, NY Healthcare Corp., Series C-2[1]	6.125	11/01/2037	93,326
500,000	Westchester County, NY Local Devel. Corp. (Wartburg Senior Hsg.)[1]	5.000	06/01/2030	499,490
1,000,000	Westchester County, NY Local Devel. Corp. (Westchester County Healthcare Corp.)[1]	5.000	11/01/2029	1,099,580
1,500,000	Westchester County, NY Local Devel. Corp. (Westchester County Healthcare Corp.)[1]	5.000	11/01/2032	1,622,745
4,500,000	Westchester County, NY Tobacco Asset Securitization Corp.[1]	5.000	06/01/2045	4,596,885
560,000	Yates County, NY IDA (Soldiers & Sailors Memorial Hospital)[1]	6.000	02/01/2041	569,134
950,000	Yonkers, NY IDA (Sarah Lawrence College)[1]	6.000	06/01/2029	1,048,981
				939,922,934

U.S. Possessions—19.4%
1,200,000	Guam Government Business Privilege[1]	5.000	01/01/2031	1,244,532
210,000	Guam Power Authority, Series A1	5.000	10/01/2023	239,427
260,000	Guam Power Authority, Series A1	5.000	10/01/2024	295,282
470,000	Guam Power Authority, Series A1	5.000	10/01/2030	525,930
160,000	Northern Mariana Islands Commonwealth, Series A1	5.000	06/01/2017	159,907
1,330,000	Northern Mariana Islands Commonwealth, Series A1	5.000	10/01/2022	1,270,443
1,500,000	Puerto Rico Aqueduct & Sewer Authority	5.000	07/01/2033	1,134,195
945,000	Puerto Rico Aqueduct & Sewer Authority	5.250	07/01/2029	723,549

27 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value
U.S. Possessions (Continued)
$6,280,000	Puerto Rico Aqueduct & Sewer Authority	6.000%	07/01/2038	$4,823,354
565,000	Puerto Rico Aqueduct & Sewer Authority	6.000	07/01/2047	429,824
16,660,000	Puerto Rico Aqueduct & Sewer Authority	6.125 [7]	07/01/2024	13,418,630
795,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.375	05/15/2033	798,100
3,455,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.500	05/15/2039	3,460,873
19,700,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.625	05/15/2043	19,711,229
6,300,000	Puerto Rico Children’s Trust Fund (TASC)	7.591 [4]	05/15/2050	653,436
2,000,000	Puerto Rico Commonwealth GO3	5.000	07/01/2020	1,185,060
75,000	Puerto Rico Commonwealth GO1,8	5.000	07/01/2024	75,437
3,120,000	Puerto Rico Commonwealth GO3	5.125	07/01/2028	1,836,900
1,225,000	Puerto Rico Commonwealth GO3	5.125	07/01/2031	721,219
6,000,000	Puerto Rico Commonwealth GO3	5.250	07/01/2030	3,532,500
4,595,000	Puerto Rico Commonwealth GO3	5.250	07/01/2031	2,705,306
2,500,000	Puerto Rico Commonwealth GO3	5.375	07/01/2033	1,475,000
485,000	Puerto Rico Commonwealth GO3	5.500	07/01/2018	287,983
26,225,000	Puerto Rico Commonwealth GO3	5.500	07/01/2032	15,472,750
1,500,000	Puerto Rico Commonwealth GO3	5.625	07/01/2033	885,000
8,000,000	Puerto Rico Commonwealth GO3	5.750	07/01/2036	4,720,000
6,000,000	Puerto Rico Commonwealth GO3	5.750	07/01/2041	3,540,000
726,441	Puerto Rico Electric Power Authority	10.000	07/01/2019	540,558
726,440	Puerto Rico Electric Power Authority	10.000	07/01/2019	540,557
544,830	Puerto Rico Electric Power Authority	10.000	01/01/2021	405,418
544,830	Puerto Rico Electric Power Authority	10.000	07/01/2021	405,418
181,611	Puerto Rico Electric Power Authority	10.000	01/01/2022	135,140
181,610	Puerto Rico Electric Power Authority	10.000	07/01/2022	135,139
8,425,000	Puerto Rico Electric Power Authority, Series A9	5.000	07/01/2029	5,328,813
2,000,000	Puerto Rico Electric Power Authority, Series A9	5.000	07/01/2042	1,265,000
3,445,000	Puerto Rico Electric Power Authority, Series AAA[9]	5.250	07/01/2022	2,178,963
5,450,000	Puerto Rico Electric Power Authority, Series AAA[9]	5.250	07/01/2024	3,447,125
5,735,000	Puerto Rico Electric Power Authority, Series AAA[9]	5.250	07/01/2025	3,627,388
3,410,000	Puerto Rico Electric Power Authority, Series AAA[9]	5.250	07/01/2027	2,156,825
5,670,000	Puerto Rico Electric Power Authority, Series AAA[9]	5.250	07/01/2028	3,586,275
1,945,000	Puerto Rico Electric Power Authority, Series AAA[9]	5.250	07/01/2029	1,230,213
5,000,000	Puerto Rico Electric Power Authority, Series AAA[9]	5.250	07/01/2030	3,162,500
2,155,000	Puerto Rico Electric Power Authority, Series AAA[9]	5.250	07/01/2031	1,363,038
1,000,000	Puerto Rico Electric Power Authority, Series RR8	5.000	07/01/2027	875,970
3,100,000	Puerto Rico Electric Power Authority, Series TT9	5.000	07/01/2025	1,960,750
3,750,000	Puerto Rico Electric Power Authority, Series TT9	5.000	07/01/2026	2,371,875
1,685,000	Puerto Rico Electric Power Authority, Series WW9	5.000	07/01/2028	1,065,762
2,535,000	Puerto Rico Electric Power Authority, Series WW9	5.500	07/01/2038	1,603,387
1,825,000	Puerto Rico Electric Power Authority, Series XX9	5.250	07/01/2027	1,154,312
355,000	Puerto Rico Highway & Transportation Authority[3]	5.000	07/01/2028	58,220
1,000,000	Puerto Rico Highway & Transportation Authority	5.300	07/01/2035	619,520
2,150,000	Puerto Rico Highway & Transportation Authority	5.500	07/01/2030	1,346,029
5,000	Puerto Rico Highway & Transportation Authority, Series A3	5.000	07/01/2038	1,356
7,405,000	Puerto Rico Highway & Transportation Authority, Series K3	5.000	07/01/2030	2,008,606

28 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
U.S. Possessions (Continued)
$225,000	Puerto Rico Highway & Transportation Authority, Series N10,11	5.250%	07/01/2039	$135,844
4,000,000	Puerto Rico Infrastructure	5.000	07/01/2041	710,000
725,000	Puerto Rico Infrastructure[10,11]	5.500	07/01/2024	466,719
15,000,000	Puerto Rico Infrastructure[8]	5.646 [4]	07/01/2029	7,226,850
4,600,000	Puerto Rico Infrastructure[3,11]	7.458 [4]	07/01/2030	851,966
2,500,000	Puerto Rico Infrastructure (Mepsi Campus)	6.500	10/01/2037	1,220,600
200,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.000	04/01/2027	193,790
1,100,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.000	03/01/2036	974,259
130,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.125	04/01/2032	121,042
190,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.375	04/01/2042	172,898
750,000	Puerto Rico ITEMECF (Guaynabo Municipal Government Center)[1]	5.625	07/01/2022	580,470
100,000	Puerto Rico ITEMECF (International American University)[1]	5.000	10/01/2031	97,732
4,305,000	Puerto Rico ITEMECF (Polytechnic University)[1,8]	5.000	08/01/2022	4,238,316
150,000	Puerto Rico ITEMECF (University of the Sacred Heart)[1]	5.000	10/01/2042	101,721
4,200,000	Puerto Rico Public Buildings Authority	5.000	07/01/2032	2,157,749
810,000	Puerto Rico Public Buildings Authority	5.250	07/01/2029	416,137
4,795,000	Puerto Rico Public Buildings Authority	5.625	07/01/2039	2,463,431
235,000	Puerto Rico Public Buildings Authority	6.000	07/01/2041	120,731
1,400,000	Puerto Rico Public Buildings Authority	6.500	07/01/2030	731,500
3,500,000	Puerto Rico Public Buildings Authority	6.750	07/01/2036	1,837,500
1,000,000	Puerto Rico Public Buildings Authority	7.000	07/01/2021	532,500
3,150,000	Puerto Rico Public Buildings Authority	7.000	07/01/2025	1,677,375
4,055,000	Puerto Rico Public Finance Corp., Series B3	5.500	08/01/2031	206,805
410,000	Puerto Rico Sales Tax Financing Corp., Series A	5.000	08/01/2043	168,100
13,995,000	Puerto Rico Sales Tax Financing Corp., Series A	5.250	08/01/2057	9,077,297
32,165,000	Puerto Rico Sales Tax Financing Corp., Series A8	6.049 [4]	08/01/2044	6,630,171
8,305,000	Puerto Rico Sales Tax Financing Corp., Series A8	6.219 [4]	08/01/2041	2,033,479
34,720,000	Puerto Rico Sales Tax Financing Corp., Series A8	6.261 [4]	08/01/2043	7,566,877
5,000,000	Puerto Rico Sales Tax Financing Corp., Series A	6.500	08/01/2044	2,062,500
28,220,000	Puerto Rico Sales Tax Financing Corp., Series A8	6.576 [4]	08/01/2054	3,280,857
2,095,000	Puerto Rico Sales Tax Financing Corp., Series A8	6.718 [4]	08/01/2045	401,591
38,120,000	Puerto Rico Sales Tax Financing Corp., Series A	7.535 [4]	08/01/2036	3,584,424
5,000,000	Puerto Rico Sales Tax Financing Corp., Series C	5.000	08/01/2040	3,248,500
3,000,000	Puerto Rico Sales Tax Financing Corp., Series C	5.250	08/01/2041	1,230,000
26,550,000	Puerto Rico Sales Tax Financing Corp., Series C	5.546 [4]	08/01/2038	2,251,440
13,000,000	Puerto Rico Sales Tax Financing Corp., Series C	5.750	08/01/2057	8,425,170
7,450,000	Puerto Rico Sales Tax Financing Corp., Series C	6.500	08/01/2035	3,073,125
770,000	Puerto Rico Sales Tax Financing Corp., Series C	6.750 [7]	08/01/2032	319,550
1,000,000	University of Puerto Rico	5.000	06/01/2025	489,740
5,925,000	University of Puerto Rico, Series Q	5.000	06/01/2030	2,868,707

29 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value
U.S. Possessions (Continued)
$1,700,000	University of Puerto Rico, Series Q	5.000%	06/01/2036	$821,032
				212,668,518
Total Municipal Bonds and Notes (Cost $1,233,849,627)				1,152,591,452

Corporate Bond and Note—0.5%
5,305,000	Dowling College, NY, Series 2015 Taxable Revenue Bond[10,12] (Cost $5,305,000)	7.500	06/15/2018	5,039,750

Shares
Common Stock—0.8%
3,100	CMS Liquidating Trust[12,13] (Cost $9,920,000)			8,447,500

Total Investments, at Value (Cost $1,249,074,627)—106.4%				1,166,078,702
Net Other Assets (Liabilities)—(6.4)				(69,959,991)
Net Assets—100.0%				$1,096,118,711

Footnotes to Statement of Investments

1. All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 9 of the accompanying Notes.

2. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Notes.

3. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Notes.

4. Zero coupon bond reflects effective yield on the original acquisition date.

5. Security represents the underlying municipal bond with respect to an inverse floating rate security held by the Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See Note 4 of the accompanying Notes.

6. Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

7. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

8. Scheduled principal and interest payments are guaranteed by ACA Financial Guaranty Corporation, Ambac Assurance Corporation, Assured Guaranty Corporation, National Public Finance Guaranty or Syncora Guarantee Inc.

9. Subject to a forbearance agreement. Rate shown is the contractual interest rate. See Note 4 of the accompanying Notes.

10. This security is accruing partial income at an anticipated effective rate based on expected interest and/or principal payments. The rate shown is the contractual interest rate.

11. Scheduled principal and interest payments are guaranteed by Financial Guaranty Insurance Corporation.

12. Received as a result of a corporate action.

13. Non-income producing security.

To simplify the listings of securities, abbreviations are used per the table below:

ACDS	Assoc. for Children with Down Syndrome
AFMAC	Association for Metro Area Autistic Children
ALIA	Alliance of Long Island Agencies
AP	Advantage Planning, Inc.
DA	Dormitory Authority

30 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

To simplify the listings of securities, abbreviations are used per the table below: (Continued)

EFC	Environmental Facilities Corp.
FHH	Forest Hills Hospital
FIT	Fashion Institute of Technology
FrankHosp	Franklin Hospital
GCH	Glen Cove Hospital
GO	General Obligation
HAII	Homes Anew II, Inc.
HC	HASC Center
HDC	Housing Devel. Corp.
HFA	Housing Finance Agency
HHA	Huntington Hospital Association
HQS	Health Quest System
IACMR&DDA	Inter-Agency Council of Mental Retardation & Development Disabilities Agencies
IDA	Industrial Devel. Agency
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
JFK	John Fitzgerald Kennedy
L.I.	Long Island
L&WS	Leake & Watts Services
LHH	Lenox Hill Hospital
LIJMC	Long Island Jewish Medical Center
MTA	Metropolitan Transportation Authority
NDH	Northern Dutchess Hospital
NHlth	Northwell Health
NHlthcare	Northwell Healthcare
NSUH	North Shore University Hospital
NSUHSFCEC&R	North Shore University Hospital Stern Family Center for Extended Care & Rehabilitation
NY/NJ	New York/New Jersey
NYC	New York City
NYS	New York State
NYU	New York University
PHCtr	Putnam Hospital Center
PlainH	Plainview Hospital
PSCH	Professional Service Centers for the Handicapped, Inc.
RS	Rivendell School
Shosp	Southside Hospital
SIUH	Staten Island University Hospital
TASC	Tobacco Settlement Asset-Backed Bonds
TFABs	Tobacco Flexible Amortization Bonds
VBHosp	Vassar Brothers Hospital
YAI	Young Adult Institute
YMCA	Young Men’s Christian Assoc.

See accompanying Notes to Financial Statements.

31 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES March 31, 2017 Unaudited

Assets
Investments, at value (cost $1,249,074,627)—see accompanying statement of investments	$1,166,078,702

Cash	594,914

Receivables and other assets:
Investments sold (including $423,207 sold on a when-issued or delayed delivery basis)	15,952,749
Interest	14,334,929
Shares of beneficial interest sold	710,044
Other	534,360

Total assets	1,198,205,698

Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 4)	52,830,000
Payable for borrowings (See Note 9)	40,200,000
Investments purchased (including $4,751,371 purchased on a when-issued or delayed delivery basis)	7,362,778
Shares of beneficial interest redeemed	807,286
Dividends	363,779
Distribution and service plan fees	217,501
Trustees’ compensation	159,608
Interest expense on borrowings	25,683
Other	120,352

Total liabilities	102,086,987

Net Assets	$1,096,118,711

Composition of Net Assets
Par value of shares of beneficial interest	$97,843

Additional paid-in capital	1,299,529,497

Accumulated net investment loss	(1,590,565)

Accumulated net realized loss on investments	(118,922,139)

Net unrealized depreciation on investments	(82,995,925)

Net Assets	$1,096,118,711

32 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $910,325,824 and 81,269,563 shares of beneficial interest outstanding)	$11.20
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$11.76

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $703,807 and 62,784 shares of beneficial interest outstanding)	$11.21

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $117,461,715 and 10,480,760 shares of beneficial interest outstanding)	$11.21

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $67,627,365 and 6,030,024 shares of beneficial interest outstanding)	$11.22

See accompanying Notes to Financial Statements.

33 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

STATEMENT OF OPERATIONS For the Six Months Ended March 31, 2017 Unaudited

Investment Income
Interest	$27,770,336

Expenses
Management fees	2,640,262

Distribution and service plan fees:
Class A	1,114,097
Class B	4,413
Class C	597,120

Transfer and shareholder servicing agent fees:
Class A	467,474
Class B	442
Class C	59,738
Class Y	30,816

Shareholder communications:
Class A	6,310
Class B	42
Class C	2,681
Class Y	1,236

Borrowing fees	547,293

Interest expense and fees on short-term floating rate notes issued (See Note 4)	361,442

Interest expense on borrowings	109,579

Trustees’ compensation	8,929

Custodian fees and expenses	6,743

Other	138,642

Total expenses	6,097,259

Net Investment Income	21,673,077

Realized and Unrealized Loss
Net realized loss on investments	(17,004,843)

Net change in unrealized appreciation/depreciation on investments	(16,055,060)

Net Decrease in Net Assets Resulting from Operations	$(11,386,826)

See accompanying Notes to Financial Statements.

34 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30, 2016

Operations
Net investment income	$21,673,077	$46,587,168

Net realized gain (loss)	(17,004,843)	7,660,174

Net change in unrealized appreciation/depreciation	(16,055,060)	45,272,994

Net increase (decrease) in net assets resulting from operations	(11,386,826)	99,520,336

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(19,075,419)	(47,231,337)
Class B	(14,784)	(69,499)
Class C	(1,980,498)	(5,027,493)
Class Y	(1,323,922)	(2,667,147)

	(22,394,623)	(54,995,476)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(56,852,770)	27,866,803
Class B	(490,723)	(1,139,966)
Class C	(4,704,529)	4,960,009
Class Y	9,746,865	11,949,154

	(52,301,157)	43,636,000

Net Assets
Total increase (decrease)	(86,082,606)	88,160,860

Beginning of period	1,182,201,317	1,094,040,457

End of period (including accumulated net investment loss of $1,590,565 and $869,019, respectively)	$1,096,118,711	$1,182,201,317

See accompanying Notes to Financial Statements.

35 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

STATEMENT OF

CASH FLOWS For the Six Months Ended March 31, 2017 Unaudited

Cash Flows from Operating Activities
Net decrease in net assets from operations	$(11,386,826)

Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(379,060,350)
Proceeds from disposition of investment securities	403,530,372
Short-term investment securities, net	392,237
Premium amortization	4,475,574
Discount accretion	(3,624,633)
Net realized loss on investments	17,004,843
Net change in unrealized appreciation/depreciation on investments	16,055,060
Change in assets:
Increase in other assets	(138,720)
Increase in interest receivable	(1,693,498)
Increase in receivable for securities sold	(10,247,749)
Change in liabilities:
Increase in other liabilities	24,348
Decrease in payable for securities purchased	(3,826,909)

Net cash provided by operating activities	31,503,749

Cash Flows from Financing Activities
Proceeds from borrowings	231,100,000
Payments on borrowings	(190,900,000)
Proceeds from shares sold	94,358,581
Payments on shares redeemed	(166,876,468)
Cash distributions paid	(3,124,894)

Net cash used in financing activities	(35,442,781)

Net decrease in cash	(3,939,032)

Cash, beginning balance	4,533,946

Cash, ending balance	$594,914

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $19,372,332.

Cash paid for interest on borrowings—$85,525.

Cash paid for interest on short-term floating rate notes issued—$361,442.

See accompanying Notes to Financial Statements.

36 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 28, 2012[1]

Per Share Operating Data
Net asset value, beginning of period	$11.52	$11.08	$11.24	$10.80	$12.22	$11.33

Income (loss) from investment operations:
Net investment income[2]	0.22	0.47	0.59	0.63	0.62	0.66
Net realized and unrealized gain (loss)	(0.31)	0.53	(0.14)	0.45	(1.39)	0.91

Total from investment operations	(0.09)	1.00	0.45	1.08	(0.77)	1.57

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.23)	(0.56)	(0.61)	(0.64)	(0.65)	(0.68)

Net asset value, end of period	$11.20	$11.52	$11.08	$11.24	$10.80	$12.22

Total Return, at Net Asset Value[3]	(0.78)%	9.24%	4.07%	10.28%	(6.68)%	14.20%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$910,326	$995,737	$930,256	$995,042	$1,016,554	$1,166,115

Average net assets (in thousands)	$936,889	$955,376	$975,212	$997,908	$1,174,169	$1,072,671

Ratios to average net assets:[4]
Net investment income	3.96%	4.20%	5.26%	5.78%	5.19%	5.56%
Expenses excluding specific expenses listed below	0.84%	1.00%	0.83%	0.80%	0.75%	0.75%
Interest and fees from borrowings	0.12%	0.06%	0.05%	0.07%	0.08%	0.09%
Interest and fees on short-term floating rate notes issued[5]	0.06%	0.07%	0.07%	0.11%	0.11%	0.14%

Total expenses	1.02%	1.13%	0.95%	0.98%	0.94%	0.98%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.02%	1.13%	0.95%	0.98%	0.94%	0.97%

Portfolio turnover rate	32%	34%	7%	10%	15%	14%

37 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

38 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Class B	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 28, 2012[1]

Per Share Operating Data
Net asset value, beginning of period	$11.53	$11.09	$11.25	$10.81	$12.23	$11.33
Income (loss) from investment operations:
Net investment income[2]	0.18	0.40	0.50	0.55	0.51	0.56
Net realized and unrealized gain (loss)	(0.32)	0.51	(0.14)	0.44	(1.40)	0.92

Total from investment operations	(0.14)	0.91	0.36	0.99	(0.89)	1.48
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.18)	(0.47)	(0.52)	(0.55)	(0.53)	(0.58)
Net asset value, end of period	$11.21	$11.53	$11.09	$11.25	$10.81	$12.23

Total Return, at Net Asset Value[3]	(1.16)%	8.38%	3.27%	9.41%	(7.54)%	13.34%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$704	$1,229	$2,313	$3,060	$4,738	$9,804

Average net assets (in thousands)	$882`	$1,646	$2,643	$3,730	$7,451	$11,225

Ratios to average net assets:[4]
Net investment income	3.22%	3.58%	4.50%	5.01%	4.22%	4.76%
Expenses excluding specific expenses listed below	1.61%	1.78%	1.61%	1.61%	1.66%	1.61%
Interest and fees from borrowings	0.12%	0.06%	0.05%	0.07%	0.08%	0.09%
Interest and fees on short-term floating rate notes issued[5]	0.06%	0.07%	0.07%	0.11%	0.11%	0.14%

Total expenses	1.79%	1.91%	1.73%	1.79%	1.85%	1.84%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.79%	1.91%	1.73%	1.79%	1.85%	1.83%

Portfolio turnover rate	32%	34%	7%	10%	15%	14%

39 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

40 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Class C	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 28, 2012[1]

Per Share Operating Data
Net asset value, beginning of period	$11.53	$11.09	$11.25	$10.81	$12.23	$11.33

Income (loss) from investment operations:
Net investment income[2]	0.18	0.39	0.50	0.55	0.53	0.57
Net realized and unrealized gain (loss)	(0.32)	0.53	(0.14)	0.44	(1.40)	0.92

Total from investment operations	(0.14)	0.92	0.36	0.99	(0.87)	1.49

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.18)	(0.48)	(0.52)	(0.55)	(0.55)	(0.59)

Net asset value, end of period	$11.21	$11.53	$11.09	$11.25	$10.81	$12.23

Total Return, at Net Asset Value[3]	(1.16)%	8.41%	3.28%	9.43%	(7.41)%	13.42%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$117,462	$125,732	$116,022	$123,105	$125,711	$154,674

Average net assets (in thousands)	$119,766	$120,211	$123,420	$122,766	$151,268	$139,433

Ratios to average net assets:[4]
Net investment income	3.19%	3.44%	4.50%	5.01%	4.39%	4.78%
Expenses excluding specific expenses listed below	1.60%	1.76%	1.59%	1.57%	1.54%	1.53%
Interest and fees from borrowings	0.12%	0.06%	0.05%	0.07%	0.08%	0.09%
Interest and fees on short-term floating rate notes issued[5]	0.06%	0.07%	0.07%	0.11%	0.11%	0.14%

Total expenses	1.78%	1.89%	1.71%	1.75%	1.73%	1.76%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.78%	1.89%	1.71%	1.75%	1.73%	1.75%

Portfolio turnover rate	32%	34%	7%	10%	15%	14%

41 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

42 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Class Y	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 28, 2012[1]

Per Share Operating Data
Net asset value, beginning of period	$11.54	$11.09	$11.25	$10.81	$12.23	$11.34

Income (loss) from investment operations:
Net investment income[2]	0.23	0.49	0.62	0.65	0.65	0.67
Net realized and unrealized gain (loss)	(0.31)	0.55	(0.15)	0.45	(1.40)	0.92

Total from investment operations	(0.08)	1.04	0.47	1.10	(0.75)	1.59

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.24)	(0.59)	(0.63)	(0.66)	(0.67)	(0.70)

Net asset value, end of period	$11.22	$11.54	$11.09	$11.25	$10.81	$12.23

Total Return, at Net Asset Value[3]	(0.66)%	9.58%	4.22%	10.54%	(6.45)%	14.43%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$67,627	$59,503	$45,449	$50,021	$49,435	$39,169

Average net assets (in thousands)	$61,879	$51,694	$49,242	$41,597	$48,673	$22,893

Ratios to average net assets:[4]
Net investment income	4.19%	4.40%	5.50%	5.98%	5.39%	5.69%
Expenses excluding specific expenses listed below	0.60%	0.76%	0.59%	0.56%	0.51%	0.53%
Interest and fees from borrowings	0.12%	0.06%	0.05%	0.07%	0.08%	0.09%
Interest and fees on short-term floating rate notes issued[5]	0.06%	0.07%	0.07%	0.11%	0.11%	0.14%

Total expenses	0.78%	0.89%	0.71%	0.74%	0.70%	0.76%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.78%	0.89%	0.71%	0.74%	0.70%	0.75%

Portfolio turnover rate	32%	34%	7%	10%	15%	14%

43 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

44 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS March 31, 2017 Unaudited

1. Organization

Oppenheimer Rochester AMT-Free New York Municipal Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek tax-free income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid

45 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

annually or at other times as deemed necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the Prime Rate plus 0.35%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended September 30, 2016, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

During the fiscal year ended September 30, 2016, the Fund utilized $8,670,210 of capital loss carryforward to offset capital gains realized in that fiscal year. The Fund had post-October losses of $29,969,687 which were deferred. Details of the fiscal year ended September 30, 2016 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses

46 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

2. Significant Accounting Policies (Continued)

with no expiration will be carried forward to future years if not offset by gains.

Expiring

2017	$26,431,288
2018	43,255,092
No expiration	29,969,687

Total	$99,656,067

At period end, it is estimated that the capital loss carryforwards would be $69,686,380 expiring by 2018 and $46,974,530, which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Total federal tax cost	$1,196,735,941[1]

Gross unrealized appreciation	$35,593,993

Gross unrealized depreciation	(118,836,614)

Net unrealized depreciation	$(83,242,621)

1. The Federal tax cost of securities does not include cost of $52,585,382, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions.

See the Inverse Floating Rate Securities note in Note 4.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Recent Accounting Pronouncement. In October 2016, the Securities and Exchange Commission (“SEC”) adopted amendments to rules under the Investment Company Act of

47 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in, and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. OFI Global is currently evaluating the amendments and their impact, if any, on the Fund’s financial statements.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded. If the official closing price or last sales price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt

48 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

3. Securities Valuation (Continued)

securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day

49 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Municipal Bonds and Notes
New York	$—	$939,889,942	$32,992	$939,922,934
U.S. Possessions	—	210,506,288	2,162,230	212,668,518
Corporate Bond and Note	—	5,039,750	—	5,039,750
Common Stock	—	—	8,447,500	8,447,500

Total Assets	$—	$1,155,435,980	$10,642,722	$1,166,078,702

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

50 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

4. Investments and Risks

Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Because inverse floating rate securities are leveraged instruments, the value of an inverse floating rate security will change more significantly in response to changes in interest rates and other market fluctuations than the market value of a conventional fixed-rate municipal security of similar maturity and credit quality, including the municipal bond underlying an inverse floating rate security.

An inverse floating rate security is created as part of a financial transaction referred to as a “tender option bond” transaction. In most cases, in a tender option bond transaction the Fund sells a fixed-rate municipal bond (the “underlying municipal bond”) to a trust (the “Trust”). The Trust then issues and sells short-term floating rate securities with a fixed principal amount representing a senior interest in the underlying municipal bond to third parties and a residual, subordinate interest in the underlying municipal bond (referred to as an “inverse floating rate security”) to the Fund. The interest rate on the short-term floating rate securities resets periodically, usually weekly, to a prevailing market rate and holders of these securities are granted the option to tender their securities back to the Trust for repurchase at their principal amount plus accrued interest thereon (the “purchase price”) periodically, usually daily or weekly. A remarketing agent for the Trust is required to attempt to re-sell any tendered short-term floating rate securities to new investors for the purchase price. If the remarketing agent is unable to successfully re-sell the tendered short-term floating rate securities, a liquidity provider to the Trust must contribute cash to the Trust to ensure that the tendering holders receive the purchase price of their securities on the repurchase date.

Because holders of the short-term floating rate securities are granted the right to tender their securities to the Trust for repurchase at frequent intervals for the purchase price, with such payment effectively guaranteed by the liquidity provider, the securities generally bear short-term rates of interest commensurate with money market instruments. When interest is paid on the underlying municipal bond to the Trust, such proceeds are first used to pay the Trust’s administrative expenses and accrued interest to holders of the short-term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse floating rate security. Accordingly, the amount of such interest on the underlying municipal bond paid to the Fund is inversely related to the rate of interest on the short-term floating rate securities. Additionally, because the principal amount of the short-term floating rate securities is fixed and is not adjusted in response to changes in the market value of the underlying municipal bond, any change in the market value of the underlying municipal bond is reflected entirely in a change to the value of the inverse floating rate security.

Typically, the terms of an inverse floating rate security grant certain rights to the Fund, as holder. For example, the Fund typically has the right upon request to require that the Trust compel a tender of the short-term floating rate securities to facilitate the Fund’s acquisition of the underlying municipal bond. Following such a request, the Fund pays the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. The Trust then distributes the underlying

51 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

municipal bond to the Fund. Through the exercise of this right, the Fund can voluntarily terminate or “collapse” the Trust, terminate its investment in the related inverse floating rate security and obtain the underlying municipal bond. Additionally, the Fund also typically has the right to exchange with the Trust (i) a principal amount of short-term floating rate securities held by the Fund for a corresponding additional principal amount of the inverse floating rate security or (ii) a principal amount of the inverse floating rate security held by the Fund for a corresponding additional principal amount of short-term floating rate securities (which are typically then sold to other investors). Through the exercise of this right, the Fund may increase (or decrease) the principal amount of short-term floating rate securities outstanding, thereby increasing (or decreasing) the amount of leverage provided by the short-term floating rate securities to the Fund’s investment exposure to the underlying municipal bond.

The Fund’s investments in inverse floating rate securities involve certain risks. As short-term interest rates rise, an inverse floating rate security produces less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, an inverse floating rate security produces more current income. Thus, if short-term interest rates rise after the issuance of the inverse floating rate security, any yield advantage is reduced or eliminated. All inverse floating rate securities entail some degree of leverage represented by the outstanding principal amount of the related short-term floating rate securities, relative to the par value of the underlying municipal bond. The value of, and income earned on, an inverse floating rate security that has a higher degree of leverage will fluctuate more significantly in response to changes in interest rates and to changes in the market value of the related underlying municipal bond than that of an inverse floating rate security with a lower degree of leverage, and is more likely to be eliminated entirely under adverse market conditions. Changes in the value of an inverse floating rate security will also be more significant than changes in the market value of the related underlying municipal bond because the leverage provided by the related short-term floating rate securities increases the sensitivity of an inverse floating rate security to changes in interest rates and to the market value of the underlying municipal bond. An inverse floating rate security can be expected to underperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is decreasing (or is already small) or when long-term interest rates are rising, but can be expected to outperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is increasing (or is already large) or when long-term interest rates are falling. Additionally, a tender option bond transaction typically provides for the automatic termination or “collapse” of a Trust upon the occurrence of certain adverse events, usually referred to as “mandatory tender events” or “tender option termination events.” These events may include, among others, a credit ratings downgrade of the underlying municipal bond below a specified level, a decrease in the market value of the underlying municipal bond below a specified amount, a bankruptcy of the liquidity provider or the inability of the remarketing agent to re-sell to new investors short-term floating rate securities that have been tendered for repurchase by holders thereof. Following the occurrence of such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short-term floating rate securities and inverse floating rate security, with the holder of the inverse

52 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

4. Investments and Risks (Continued)

floating rate security (the Fund) generally receiving the proceeds of such sale only after the holders of the short-term floating rate securities have received proceeds equal to the purchase price of their securities (and the liquidity provider is generally required to contribute cash to the Trust only in an amount sufficient to ensure that the holders of the short-term floating rate securities receive the purchase price of their securities in connection with such termination of the Trust). Following the occurrence of such events, the Fund could potentially lose the entire amount of its investment in the inverse floating rate security.

Finally, the Fund may enter into shortfall/reimbursement agreements with the liquidity provider of certain tender option bond transactions in connection with certain inverse floating rate securities held by the Fund. These agreements commit the Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a Trust, including following the termination of a Trust resulting from the occurrence of a “mandatory tender event.” In connection with the occurrence of such an event and the termination of the Trust triggered thereby, the shortfall/reimbursement agreement will make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying municipal bond and the purchase price of the short-term floating rate securities issued by the Trust. Under the standard terms of a tender option bond transaction, absent such a shortfall/ reimbursement agreement, the Fund, as holder of the inverse floating rate security, would not be required to make such a reimbursement payment to the liquidity provider. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in related inverse floating rate securities, if it deems it appropriate to do so. At period end, the Fund’s maximum exposure under such agreements is estimated at $28,250,000.

When the Fund creates an inverse floating rate security in a tender option bond transaction by selling an underlying municipal bond to a Trust, the transaction is considered a secured borrowing for financial reporting purposes. As a result of such accounting treatment, the Fund includes the underlying municipal bond on its Statement of Investments and as an asset on its Statement of Assets and Liabilities (but does not separately include the related inverse floating rate security on either). The Fund also includes a liability on its Statement of Assets and Liabilities equal to the outstanding principal amount and accrued interest on the related short-term floating rate securities issued by the Trust. Interest on the underlying municipal bond is recorded as investment income on the Fund’s Statement of Operations, while interest payable on the related short-term floating rate securities is recorded as interest expense. At period end, municipal bond holdings with a value of $92,385,185 shown on the Fund’s Statement of Investments are held by such Trusts and serve as the underlying municipal bonds for the related $52,830,000 in short-term floating rate securities issued and outstanding at that date.

At period end, the inverse floating rate securities associated with tender option bond transactions accounted for as secured borrowings were as follows:

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value
$ 2,750,000	NYC GO Tender Option Bond Series 2015-XF2014 Trust[3]	13.113%	3/1/26	$3,576,540

53 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value

$ 3,750,000	NYC GO Tender Option Bond Series 2015-XF2108 Trust	13.979%	4/1/36	$4,959,300
10,000,000	NYC Transitional Finance Authority Tender Option Bond Series 2015-XF2152 Trust[3]	8.728	1/15/34	10,613,400
6,670,000	NYS DA (Personal Income Tax) Tender Option Bond Series 2015-XF0012 Trust	11.930	3/15/36	8,426,745
10,000,000	NYS Liberty Devel. Corp. (Bank of America Tower at One Bryant Park) Tender Option Bond Series 2015-XF2023 Trust[3]	8.168	1/15/46	11,979,200

				$39,555,185

1. For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table at the end of the Statement of Investments.

2. Represents the current interest rate for the inverse floating rate security.

3. Represents an inverse floating rate security that is subject to a shortfall/reimbursement agreement.

The Fund may also purchase an inverse floating rate security created as part of a tender option bond transaction not initiated by the Fund when a third party, such as a municipal issuer or financial institution, transfers an underlying municipal bond to a Trust. For financial reporting purposes, the Fund includes the inverse floating rate security related to such transaction on its Statement of Investments and as an asset on its Statement of Assets and Liabilities, and interest on the security is recorded as investment income on the Fund’s Statement of Operations.

The Fund may invest in inverse floating rate securities with any degree of leverage (as measured by the outstanding principal amount of related short-term floating rate securities).

However, the Fund may only expose up to 20% of its total assets to the effects of leverage from its investments in inverse floating rate securities. This limitation is measured by comparing the aggregate principal amount of the short-term floating rate securities that are related to the inverse floating rate securities held by the Fund to the total assets of the Fund. The Fund’s exposure to the effects of leverage from its investments in inverse floating rate securities amounts to $52,830,000 or 4.41% of its total assets at period end.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it

54 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

4. Investments and Risks (Continued)

relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions

Purchased securities	$4,751,371
Sold securities	423,207

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment.

Information concerning securities not accruing interest at period end is as follows:

Cost	$78,974,442
Market Value	$44,977,480
Market Value as % of Net Assets	4.10%

The Fund has entered into forbearance agreements with certain obligors under which the Fund has agreed to temporarily forego receipt of the original principal or coupon interest rates. At period end, securities with an aggregate market value of $35,502,226, representing 3.24% of the Fund’s net assets, were subject to these forbearance agreements.

Concentration Risk. The Fund invests a large percentage of its total assets in obligations of issuers within its respective state and U.S. territories. Risks may arise from geographic

55 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

concentration in any state, commonwealth or territory, such as Puerto Rico, the U.S. Virgin Islands, Guam or the Northern Mariana Islands. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory such as ongoing developments in Puerto Rico may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

56 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

6. Shares of Beneficial Interest (Continued)

	Six Months Ended March 31, 2017		Year Ended September 30, 2016
	Shares	Amount	Shares	Amount
Class A
Sold	5,553,365	$61,380,577	11,414,577	$127,870,287
Dividends and/or distributions reinvested	1,510,401	16,785,167	3,685,706	41,343,440
Redeemed	(12,214,573)	(135,018,514)	(12,634,533)	(141,346,924)
Net increase (decrease)	(5,150,807)	$(56,852,770)	2,465,750	$27,866,803

Class B
Sold	83	$918	4,745	$53,519
Dividends and/or distributions reinvested	1,079	12,006	4,948	55,364
Redeemed	(44,940)	(503,647)	(111,739)	(1,248,849)
Net decrease	(43,778)	$(490,723)	(102,046)	$(1,139,966)

Class C
Sold	790,322	$8,761,921	2,171,064	$24,295,580
Dividends and/or distributions reinvested	144,873	1,611,219	364,489	4,089,406
Redeemed	(1,361,115)	(15,077,669)	(2,094,417)	(23,424,977)
Net increase (decrease)	(425,920)	$(4,704,529)	441,136	$4,960,009

Class Y
Sold	2,110,842	$23,407,577	1,996,267	$22,402,007
Dividends and/or distributions reinvested	86,661	963,940	166,177	1,869,093
Redeemed	(1,325,719)	(14,624,652)	(1,101,247)	(12,321,946)
Net increase	871,784	$9,746,865	1,061,197	$11,949,154

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$379,060,350	$403,530,372

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.60%
Next $100 million	0.55
Next $200 million	0.50
Next $250 million	0.45
Next $250 million	0.40
Next $4 billion	0.35
Over $5 billion	0.33

57 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Fees and Other Transactions with Affiliates (Continued)

The Fund’s effective management fee for the reporting period was 0.47% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$—
Payments Made to Retired Trustees	9,457
Accumulated Liability as of March 31, 2017	68,351

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal

58 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

8. Fees and Other Transactions with Affiliates (Continued)

to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

59 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Fees and Other Transactions with Affiliates (Continued)

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
March 31, 2017	$32,260	$20,382	$902	$5,225

9. Borrowings and Other Financing

Borrowings. The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

The Fund can also use the borrowings for other investment-related purposes, including in connection with the Fund’s inverse floater investments as discussed in Note 4. The Fund may use the borrowings to reduce the leverage amount of, or unwind or “collapse” trusts that issued “inverse floaters” owned by the Fund, or in circumstances in which the Fund has entered into a shortfall and forbearance agreement with the sponsor of the inverse floater trust to meet the Fund’s obligation to reimburse the sponsor of the inverse floater for the difference between the liquidation value of the underlying bond and the amount due to holders of the short-term floating rate notes issued by the Trust. See the discussion in Note 4 (Inverse Floating Rate Securities) for additional information.

The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.

The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.5 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.9500% at period end). The Fund pays additional fees monthly to its lender on its outstanding borrowings to manage and administer the facility and is allocated

60 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

9. Borrowings and Other Financing (Continued)

its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the reporting period equal 0.09% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

At period end, the Fund had borrowings outstanding at an interest rate of 0.9500%.

Details of the borrowings for the reporting period are as follows:

Average Daily Loan Balance	$24,817,582
Average Daily Interest Rate	0.855%
Fees Paid	$570,920
Interest Paid	$85,525

Reverse Repurchase Agreements. The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.

The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty”) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the reporting period are included in expenses on the Fund’s Statement of Operations and equal 0.03% of the Fund’s average net assets on an annualized basis.

The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to

61 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

9. Borrowings and Other Financing (Continued)

return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare each Wednesday as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

Details of reverse repurchase agreement transactions for the reporting period are as follows:

Fees Paid	$82,837

10. Subsequent Event

In June 2016, Congress passed the Puerto Rico Oversight, Management, and Economic

Stability Act (“PROMESA”). PROMESA established a federally-appointed fiscal oversight board (the “Oversight Board”) to oversee Puerto Rico’s financial operations and allows Puerto Rico and its instrumentalities, with approval of the Oversight Board, to file cases to restructure debt and other obligations in a “Title III” proceeding. Title III incorporates many provisions of the federal Bankruptcy Code for U.S. territories, and incorporates legal mechanisms for a litigation stay and restructuring of pension and debt obligations, among other provisions. In early May 2017, Title III petitions were filed for the Commonwealth of Puerto Rico and the Puerto Rico Sales Tax Financing Corporation (“COFINA”), two of the largest issuers of Puerto Rico debt. Title III petitions for additional Puerto Rican instrumentalities are expected to be filed. These restructuring proceedings create uncertainty as to the treatment of claims of varying degrees of seniority and the levels and priorities of payment from the affected entities.

Subsequent to fiscal year end and through issuance date, the change in market value of the Fund’s investments in Puerto Rico securities had a negative impact on the Fund’s net assets by less than 1%.

62 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

63 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the last six months of Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. Other capital sources represent a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” You should not draw any conclusions about each Fund’s investment performance from the amounts of these distributions. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, then the ’Detailed’ tab; where ‘Dividends’ are shown, the Fund’s latest pay date will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources
Oppenheimer Rochester AMT-Free New York Municipal Fund	10/25/16	73.6%	0.0%	26.4%
Oppenheimer Rochester AMT-Free New York Municipal Fund	11/22/16	82.1%	0.0%	17.9%
Oppenheimer Rochester AMT-Free New York Municipal Fund	1/24/17	80.6%	1.7%	17.7%
Oppenheimer Rochester AMT-Free New York Municipal Fund	2/21/17	96.4%	3.6%	0.0%

64 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Trustees and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
Beth Ann Brown, Trustee
Edmund P. Giambastiani, Jr., Trustee
Elizabeth Krentzman, Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Trustee
Daniel Vandivort, Trustee
Scott S. Cottier, Vice President
Troy E. Willis, Vice President
Mark R. DeMitry, Vice President
Michael L. Camarella, Vice President
Charles S. Pulire, Vice President
Elizabeth S. Mossow, Vice President
Richard A. Stein, Vice President
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Foxson, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money
Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2017 OppenheimerFunds, Inc. All rights reserved.

65 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms

●	When you create a user ID and password for online account access

●	When you enroll in eDocs Direct,SM our electronic document delivery service

●	Your transactions with us, our affiliates or others

●	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

66 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2016. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

67 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

THIS PAGE INTENTIONALLY LEFT BLANK.

68 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

THIS PAGE INTENTIONALLY LEFT BLANK.

69 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

THIS PAGE INTENTIONALLY LEFT BLANK.

70 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

THIS PAGE INTENTIONALLY LEFT BLANK.

71 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Visit us at oppenheimerfunds.com for 24-hr access to

account information and transactions or call us at 800.CALL

OPP (800.225.5677) for 24-hr automated information and

automated transactions. Representatives also available

Mon–Fri 8am-8pm ET.

Visit Us oppenheimerfunds.com

Call Us 800 225 5677

Follow Us
Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
225 Liberty Street, New York, NY 10281-1008
© 2017 OppenheimerFunds Distributor, Inc. All rights reserved.
RS0360.001.0317 May 25, 2017

Item 2.  Code of Ethics.

Not applicable to semiannual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4.  Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5.  Audit Committee of Listed Registrants

Not applicable.

Item 6.  Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11.  Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 3/31/2017, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Rochester AMT - Free New York Municipal Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	5/15/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	5/15/2017

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	5/15/2017